                                                                   EXHIBIT 10.27

                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                    Between

                          CRICKET COMMUNICATIONS INC.

                                      And

                     ERICSSON WIRELESS COMMUNICATIONS INC.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               TABLE OF CONTENTS


                                                                      PAGE NO.
                                                                      --------

1.     DEFINITIONS......................................................     1
       1.1   Definitions................................................     1
       1.2   Other Definitional Provisions..............................    13
1A.    NOTICES..........................................................    13
       1A.1  Vendor's First Notice......................................    13
       1A.2  Owner's Notice.............................................    14
       1A.3  Vendor's Second Notice.....................................    14
       1A.4  Purchase of Products and Services..........................    14
       1A.5  Technical Specifications...................................    15
       1A.6  Development Process and Milestones.........................    15
       1A.7  Special Provisions Regarding Vendor Financing..............    15
       1A.8  Pricing....................................................    15
       1A.9  Vendor Preference..........................................    15
2.     SCOPE OF WORK AND RESPONSIBILITIES...............................    16
       2.1   Scope of Work..............................................    16
       2.2   Reserved...................................................    17
       2.3   Site Acquisition...........................................    17
       2.4   Expansions.................................................    17
       2.5   Review of Contract.........................................    17
       2.6   Eligibility under Applicable Laws and Applicable Permits...    17
       2.7   Further Assurances.........................................    17
       2.8   Liens and Other Encumbrances...............................    18
       2.9   Duty To Inform Itself Fully; Waiver of Defense.............    18
       2.10  Special Provisions Regarding Vendor Financing..............    18
3.     PURCHASE ORDERS AND SCHEDULES....................................    19
       3.1   Purchase Orders............................................    19
       3.2   Delivery under the Contract................................    19
       3.3   Order Acceptance...........................................    19
       3.4   Forecasts..................................................    20
       3.5   Inventory Control and Bar-coding...........................    20
4.     SUBCONTRACTORS...................................................    20
       4.1   Subcontractors.............................................    20
       4.2   Vendor's Liability.........................................    20
       4.3   No Effect of Inconsistent Terms in Subcontracts............    20
       4.4   Assignability of Subcontracts to Owner.....................    21
       4.5   Removal of Subcontractor or Subcontractor's Personnel......    21
       4.6   Subcontractor Insurance....................................    21
       4.7   Review and Approval not Relief of Vendor Liability.........    21
       4.8   Vendor Warranties..........................................    21
       4.9   Payment of Subcontractors..................................    21
       4.10  Copies.....................................................    22
       4.11  Benefit of Subcontracts....................................    22


                               TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------

5.     PRICES AND PAYMENT...............................................    22
       5.1   Prices.....................................................    22
       5.2   Taxes......................................................    23
       5.3   Payment....................................................    23
       5.4   Reserved...................................................    25
       5.5   No Payment in Event of Material Breach.....................    25
       5.6   In Revenue Payments........................................    25
       5.7   Currency and Place of Payment..............................    25
6.     AVAILABILITY OF IOS..............................................    25
       6.1   Availability of IOS........................................    25
7.     DATA.............................................................    26
8.     SERVICES.........................................................    26
       8.1   Transportation.............................................    26
       8.2   Services...................................................    26
       8.3   No Interference............................................    26
9.     MANUALS, ENGINEERING DRAWINGS AND TRAINING.......................    27
       9.1   Documentation..............................................    27
       9.2   Standards for Manuals......................................    28
       9.3   Equipment and Data.........................................    28
       9.4   Training...................................................    28
       9.5   Manuals and Training.......................................    28
10.    ACCEPTANCE PROCEDURES............................................    28
       10.1  Acceptance Procedures......................................    28
       10.2  Costs and Expenses.........................................    30
11.    CHANGE ORDERS AND SCHEDULING.....................................    30
       11.1   Change Orders.............................................    30
       11.2   Cancellation..............................................    31
12.    DISCONTINUED PRODUCTS AND CONTINUING PRODUCT SUPPORT.............    31
       12.1   Notice of Discontinuation.................................    31
       12.2   Discontinuation During Warranty Period....................    32
13.    SOFTWARE; CONFIDENTIAL INFORMATION...............................    32
       13.1   RTU License...............................................    32
       13.2   Owner's Obligations.......................................    32
       13.3   Backwards Compatibility...................................    33
       13.4   Transfer and Relocation...................................    34
       13.5   Termination and Survival..................................    34
       13.6   Access to Source Codes....................................    35
       13.7   Ownership of Intellectual Property........................    35
14.   SOFTWARE AND EQUIPMENT CHANGES....................................    36
       14.1   Software..................................................    36
       14.2   Equipment.................................................    37
       14.3   Notice of Developments....................................    39


                               TABLE OF CONTENTS


                                                                      PAGE NO.
                                                                      --------
15.   INTELLECTUAL PROPERTY.............................................    40
      15.1   Intellectual Property......................................    40
      15.2   Infringement...............................................    40
      15.3   Vendor's Obligation to Cure................................    41
      15.4   Vendor's Obligations.......................................    41
      15.5   Liability of Vendor........................................    42
16.   DELAY  ...........................................................    42
      16.1   Liquidated Damages.........................................    42
      16.2   Delay and Default..........................................    42
      16.3   System Capacity Guarantee..................................    42
      16.4   Limitation.................................................    43
      16.5   Early Completion Bonus.....................................    43
17    FORCE MAJEURE......................................................   43
      17.1   Excusable Delay............................................    43
18.   WARRANTIES........................................................    44
      18.1   Equipment and Services Warranty............................    44
      18.2   Expansions Warranty........................................    45
      18.3   Software Warranty..........................................    46
      18.4   Reserved...................................................    47
      18.5   Reserved...................................................    47
      18.6   Warranty Claim.............................................    47
      18.7   Technical Assistance.......................................    47
      18.8   Scope of Warranties........................................    47
      18.9   Third Party Warranties.....................................    48
      18.10  Additional Sites...........................................    48
      18.11  Exclusive Remedies.........................................    48
19.   INSURANCE.........................................................    48
      19.1   Insurance..................................................    48
20.   INDEMNIFICATION AND LIMITATION OF LIABILITY.......................    49
      20.1   Indemnity..................................................    49
      20.2   Claim for Losses...........................................    49
      20.3   Limitation Of Liability....................................    50
21.   REPRESENTATIONS AND WARRANTIES....................................    51
      21.1   Representations and Warranties of the Parties..............    51
22.   TITLE AND RISK OF LOSS............................................    52
      22.1   Title......................................................    52
      22.2   Risk of Loss...............................................    52
23.   DISPUTE RESOLUTION................................................    53
      23.1   Dispute Resolution.........................................    53
      23.2   Tolling....................................................    53
23.   DISPUTE RESOLUTION................................................    53
      24.1   Termination Without Cause..................................    53
      24.2   Termination for Cause......................................    53


                               TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------

      24.3   Remedies...................................................    54
      24.4   Discontinuance of Work.....................................    55
      24.5   Payments...................................................    55
      24.6   Continuing Obligations.....................................    55
      24.7   Vendor's Right to Terminate................................    56
      24.8   Special Termination Events.................................    56
25.   SUSPENSION........................................................    57
      25.1   Owner's Right to Suspend Work..............................    57
26.   MISCELLANEOUS.....................................................    57
      26.1   Amendments.................................................    57
      26.2   Owner Liabilities..........................................    57
      26.3   Offset                                                         57
      26.4   Assignment.................................................    57
      26.5   Notices....................................................    58
      26.6   Governing Law..............................................    59
      26.7   Remedies...................................................    59
      26.8   Consent to Jurisdiction....................................    59
      26.9   Compliance with Law........................................    60
     26.10   Headings...................................................    60
     26.11   Severability...............................................    60
     26.12   Waiver.....................................................    60
     26.13   Public Statements and Advertising..........................    60
     26.14   Records and Communications.................................    61
     26.15   Ownership of Specifications................................    61
     26.16   Financing Requirements.....................................    61
     26.17   Owner Review, Comment and Approval.........................    61
     26.18   Confidentiality............................................    61
     26.19   Entirety of Contract, No Oral Change.......................    63
     26.20   Relationship of the Parties................................    63
     26.21   Discretion.................................................    63
     26.22   Non-Recourse...............................................    63
     26.23   Improvements, Inventions and Innovations...................    64
     26.24   Attachments and Incorporations.............................    64
     26.25   Conflicts..................................................    64
     26.26   References to Certain Sources..............................    64
     26.27   Counterparts...............................................    64
     26.28   Cooperation................................................    65
     26.29   Survival...................................................    65

                      SYSTEM EQUIPMENT PURCHASE AGREEMENT
                      -----------------------------------


          This System Equipment Purchase Agreement is effective as of September 20, 1999 (the "Effective Date"), by and between Cricket Communications, Inc. a
               --------------
Delaware corporation (the "Owner"), and Ericsson Wireless Communications Inc., a
                           -----
Delaware corporation (the "Vendor").
                           ------

                                   RECITALS:
                                   --------

          A. WHEREAS, the Owner desires to purchase CDMA PCS systems for U.S. based markets pursuant to this Contract;


          B. WHEREAS, the Vendor desires to provide such CDMA PCS systems to the Owner, as described in Exhibit A, including but not limited to the Vendor's obligation to develop, manufacture, engineer, equip, integrate, install, test and provide technical assistance for said PCS systems in accordance with the terms and conditions set forth herein; and


          C. WHEREAS, the mutual goal of the parties hereto is to build CDMA PCS systems that are capable of integrating new technologies while reducing costs over time in a highly competitive marketplace.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Contract, the Owner and the Vendor hereby agree as follows:


          SECTION 1.  DEFINITIONS

          1.1  Definitions.  In addition to the terms listed below, certain
               -----------
additional terms are defined elsewhere in this Contract and in the Exhibits, and all definitions are subject to the provisions of subsection 1.2 hereof. As used in this Contract, the following terms have the following meanings:

          "Affiliate" means Cricket Communications, Inc. and any subsidiary
           ---------
thereof.

          "Annual Release Maintenance Fee" means, with respect to each System,
           ------------------------------
those fees of the Vendor as described on Exhibit B.

          "ANSI" means American National Standards Institute.
           ----

          "Applicable Laws" mean, as to any Person, the certificate of
           ---------------
incorporation and by-laws or other organizational or governing documents of such Person, all U.S. or foreign laws, treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body: (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject; or (ii) having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

          "Applicable Permits" mean any waiver, exemption, zoning, building,
           ------------------
variance, franchise, permit, authorization, approval, license or similar order of or from any country, federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

          "Availability Period" is defined in subsection 24.8.
           -------------------

          "Available Market" means any market where Owner or any of its
           ----------------
Affiliates have acquired a license to build and operate a System, for which no purchase orders for products, equipment or services have been placed by Owner or any Affiliate, regardless of whether Owner or an Affiliate holds applicable licenses from the FCC for such market as of September 20, 1999 or a license for such market is acquired thereafter; provided however, it excludes any Contiguous Markets.

          "AXE Switch" means Vendor's CDMA version of its switch.
           ----------

          "B Exhibits" are defined in subsection 2.4.
           ----------

          "Backwards Compatible" or "Backwards Compatibility" means:  (i) with
           --------------------      -----------------------
respect to new Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements, the ability of each of the two (2) prior older versions of Software to remain fully functional in accordance with and up to the performance levels to which each was performing immediately prior to the integration with the new Software Maintenance Release, Software Upgrade, Software Combined Releases and/or Software Enhancement, and the ability of such new Software Maintenance Release, Software Upgrade, Software Combined Release and/or Software Enhancement to interoperate and be compatible with all such functionality of such prior Software versions and with all existing in-service Vendor provided Products already installed in the System; (ii) with respect to all Equipment Upgrades, and Equipment Combined Releases to the extent of that portion of the Equipment Combined Release which is the Equipment Upgrade or the use of which by Owner is not optional without losing the benefit of the Equipment Upgrade (for purposes of this Contract, a "New Equipment Release" means collectively the Equipment Upgrade and such non-optional portion of the Equipment Combined Release), the ability of the existing infrastructure to remain fully functional in accordance with and up to the performance levels to which it was performing immediately prior to the integration with the New Equipment Release, and the ability of the New Equipment Release to interoperate and be fully compatible with all such functionality of such existing infrastructure; and (iii) with respect to each of Software Maintenance Releases, Software Upgrades, Software Combined Releases, Software Enhancements and New Equipment Releases, the ability of such Products to comply with the existing interfaces to other third party equipment already deployed in the System and with respect to which Vendor is already in compliance prior to the introduction of the Software Maintenance Releases, Software Upgrades, Software Combined Releases, Software Enhancements and New Equipment Releases.

          "Base Station ("BTS" or "RBS") means the radio Products that handle
           -----------------------------
the Owner's PCS radio traffic in a designated cell. The Base Station includes all amplification, modulation, synchronization and other circuitry required to process a radio signal.

          "Base Station Controller ("BSC")" means the radio Products that
           -------------------------------
control the Owner's PCS radio traffic.

          "Beta Testing" means pre-launch testing conducted by Owner in respect
           ------------
of which no payment from customers is made to the Owner for the services provided in connection therewith.

          "Business Day" means any day of the year other than a Saturday, Sunday
           ------------
or a United States Federal holiday.

          "Capacity Guarantee" is defined in subsection 16.3.
           ------------------

          "Certificate of Final Acceptance" is defined in subsection 10.1(f).
           -------------------------------

          "Certificate of Substantial Completion" is defined in subsection
           -------------------------------------
10.1(d).

          "Changes" are defined in subsection 11.1.
           -------

          "Change Orders" are defined in subsection 11.1.
           -------------

          "Claim" is defined in subsection 15.2.
           -----

          "Claim Notice" is defined in subsection 15.2.
           ------------

          "Competitive Factors" means those reasonably quantifiable factors
           -------------------
and/or reasonably objective factors associated with the sale and financing of wireless telecommunications equipment and related services, that are material to a purchaser in considering the "all in" value and cost of the equipment and services being purchased, including, but not limited to, price, payment terms, lead times, financing amount, interest rates, repayment terms, penalties for delay, rewards for timely performance, the issuance of warrants, features, functionality, performance, warranty terms, service terms, spare parts allocations, costs of ongoing hardware and software maintenance and upgrades and other such reasonably quantifiable factors and/or reasonably objective factors.

          "Compliance Warranty" is defined in subsection 8.3.
           -------------------

          "Contiguous Market" means a market where Owner or any of its
           -----------------
Affiliates have acquired a license to build and operate a System which is geographically close or proximate to other markets where Owner or any of its Affiliates have deployed a System, and where operating synergies would be gained or capital expenditures would be avoided by deploying other vendors' Systems similar to those contained in the other markets (Contiguous Markets are excluded from the definition of Available Markets in order to facilitate Owner's desire for deployment of a single vendor's infrastructure equipment in each Owner region, i.e., Salt Lake City, Provo, Denver,

Phoenix, Tucson, Albuquerque and Santa Fe are considered to have operating efficiencies and synergies and are deemed to be an Owner region and thus Contiguous Markets).

          "Contract" means this System Equipment Purchase Agreement, together
           --------
with all Exhibits, Schedules and Specifications hereto, together with all amendments, modifications and supplements.

          "Contract Term" means the period commencing on the Effective Date and
           -------------
ending seven (7) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.

          "Core System" means that collection or aggregation of Products, which
           -----------
are designed by Vendor to operate as a functional entity in accordance with the applicable Specifications or otherwise represented by Vendor in its published information as being capable of operating as a functional entity. By way of example and not limitation, a circuit pack or connecting cable which is an OEM item, and which forms part of Vendor's CDMA version of the AXE switch ("AXE Switch") would form part of a Core System, whereas a call center system or voice mail system, though it interfaces with the System, would not be part of a Core System, since various call center systems or voice mail systems manufactured by several alternate manufacturers could be utilized by Owner, and operated functionally independent of the selection of Vendor's Equipment for the MSC.

          "Customer Price Guide" means the Vendor's published price notification
           --------------------
release or releases furnished for the purpose of communicating to customers the Vendor's list pricing or pricing related items applicable to Products.

          "Defects and Deficiencies", "Defects or Deficiencies" or "Defective"
           ------------------------    -----------------------      ---------
means any one (1) or a combination of the following items or other items of a substantially similar nature:


          (a) when used with respect to the performance of Services, that such Services are not provided in a careful and workmanlike manner and in accordance with the Specifications, using material which is free from defects;

          (b) when used with respect to structures, materials or Products, that such items: (i) are not new and of good quality and free from defects in materials and workmanship; or (ii) do not conform to the Specifications; or
     (iii) with respect to Software, that such Software does not process dates correctly; or

          (c) with respect to all other Work, that the same: (i) are not free of defects in workmanship and materials; or (ii) do not conform to the Specifications.

          "Delivery Date" is defined in subsection 1A.1.
           -------------

          "Discontinued Products" are defined in subsection 12.1.
           ---------------------

          "Documentation" means the Operating Manuals, the Maintenance and
           -------------
Instruction Manuals, the Training manuals, the "as-built" Site parameters and all other documentation necessary for the operation of the System, any Expansions and/or any material part thereof.

          "Dollars" or "U.S. $" or "$" means the lawful currency of the United
           -------      ------      -
States of America.

          "EFT" means Electronic Funds Transfer.
           ---

          "Equipment" means all equipment, hardware and other items of personal
           ---------
property (including, without limitation, any Documentation furnished hereunder in respect thereof) which are required to be furnished by the Vendor in accordance with the terms and conditions of this Contract, including repair and replacement parts.

          "Equipment and Services Warranty" is defined in subsection 18.1.
           -------------------------------

          "Equipment Backwards Compatibility Warranty" is defined in subsection
           ------------------------------------------
14.2.5.

          "Equipment Combined Release" is defined in subsection 14.2.1.
           --------------------------

          "Equipment Enhancements" mean modifications or improvements made to
           ----------------------
the Equipment which improve the performance or capacity of such Equipment (sometimes referred to by the Vendor as its "Class B" changes).

          "Equipment Upgrade" means a change or modification in any delivered
           -----------------
Equipment which fixes or otherwise corrects faults, design shortcomings or shortcomings in meeting the Specifications, required to correct Defects of a type that result in inoperative conditions, unsatisfactory operating conditions, or which is recommended to enhance safety (sometimes referred to by the Vendor as its "Class A" changes).

          "Expansions" mean any additional Products or Services ordered by the
           ----------
Owner from the Vendor, which may include growth to existing Systems and additional Products, Services and Systems.

          "Expansions Warranty" is defined in subsection 18.2.
           -------------------

          "Expansions Warranty Period" is defined in subsection 18.2.
           --------------------------

          "Extension Period" is defined in subsection 10.1(f).
           ----------------

          "FCC" means the Federal Communications Commission.
           ---

          "FCC Rules" means Federal Communication Commission's Rules and
           ---------
Regulations.

          "Final Acceptance" means, with respect to any System, the date that
           ----------------
Owner signs the Certificate of Final Acceptance.

          "Fit" means physical size or mounting arrangement (for example,
           ---
electrical or mechanical connections).

          "Force Majeure" is defined in Section 17.
           -------------

          "Form" means physical shape.
           ----

          "Function" means Product features and performance, or with respect to
           --------
other items, the features and performance of such items.

          "Funds" is defined in Section 2.10.
           -----

          "Governmental Entity" means the United States federal government or
           -------------------
any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Substantial Completion Date" means, with respect to a
           --------------------------------------
System, the date by which Substantial Completion must be achieved by the Vendor. The Guaranteed Substantial Completion Date is determined based on the Site that is identified by the Owner in writing to be the last Site to be included in the definition of such System (the "Last Site"). If the Owner has issued a Purchase
                                ---------
Order to the Vendor to proceed with Site Preparation activities with respect to the Last Site, the Guaranteed Substantial Completion Date shall be the date which is sixty (60) calendar days after the later of the date of such Purchase Order or the date that written notice identifying the Last Site was issued.

     If the Owner has performed the Site Preparation activities with respect to the Last Site, the Guaranteed Substantial Completion Date shall be the date which is thirty (30) calendar days after the date the Owner issues a Site Preparation Substantial Completion Certificate with respect to the Last Site to the Vendor; provided that in all of the foregoing circumstances, the Guaranteed
            -------- ----
Substantial Completion Date shall be delayed to a date mutually acceptable to Vendor and Owner, acting reasonably, in the event that:


     i. Owner has not satisfied its obligations, if any, for Site Preparation for the installation of the switch by at least twelve (12) weeks prior to the Substantial Completion Date (in this case, the parties agree that the period of delay shall be equal to the number of days that the Owner's Site Preparation obligations, if any, are delayed beyond such date which is twelve (12) weeks prior to the Substantial Completion Date); or

     ii. extreme weather and other unusual environmental conditions beyond Vendor's reasonable control delays Vendor's completion of Substantial Completion activities (in this case the parties agree that the period of delay shall be equal to the period of time associated with the duration of such extreme or unusual condition(s)); or

     iii. Vendor is not provided with all necessary and reasonable access to the System and each Site; or

     iv. at the time Owner identifies the Last Site, more than 10% of the total number of Sites for the System are also identified contemporaneously therewith.

Owner shall also involve Vendor through all stages of the Site Acquisition process. In all cases, Owner shall be responsible for the provisioning of backhaul facilities required at all Sites. Such provisioning must be completed prior to the start of Equipment integration by the Vendor at each site.

          "Hazardous Materials" mean material designated as a "hazardous
           -------------------
chemical substance or mixture" by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a "hazardous substance as defined in the Occupational Safety and Health Act Communication Standard (29 CFR 1910.1200).

          "Independent Public Accountant" is defined in subsection 5.1(ii)(d).
           -----------------------------

          "In Revenue Service" or "In Revenue" means, with respect to a System,
           ----------------------------------
the commercial operation of such System, exclusive of operation for purposes of determining compliance with this Contract or Beta Testing, whether or not revenue is actually being generated.

          "Initial Period" is defined in subsection 10.1(f).
           --------------

          "Initial Software Features" mean those Software features contained in
           -------------------------
Vendor's standard base generic software releases together with those additional optional software features listed in Exhibit C.

          "Installation and Integration" is described in Exhibit F.
           ----------------------------

          "Intellectual Property Rights" are defined in subsection 15.2.
           ----------------------------

          "Interoperability" means the ability of the Products to operate with
           ----------------
other Products and to operate with and within a System, and are in accordance with the Specifications.

          "Joint Information" is defined in subsection 26.23.
           -----------------

          "Liquidated Damages" is defined in subsection 16.1.
           ------------------

          "List Price" means Vendor's published (from time to time) "network
           ----------
wireless systems price reference guide" or other price notification releases furnished by Vendor for the purpose of communicating Vendor's prices or pricing related information to Vendor's customers; however this does not include firm price quotation.

          "Losses" mean any claims, demands, suits, proceedings, causes of
           ------
action, damages, costs, expenses, liabilities, reasonable attorneys' fees and amounts paid in settlement.

          "Major Outage" means the cessation of operation of a System or System
           ------------
Element caused by a Defect or Deficiency attributable solely to Vendor, which has a material adverse impact on Owner's ability to operate or maintain such System, render billings to Owner's subscribers, or which causes a material interruption in Owner's ability to continue to furnish or offer service functionalities and features to such subscribers. In addition, the following capacity and/or coverage impairment conditions shall be considered a "Major Outage":

               (i) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of reducing by greater than [*] the number of traffic channel resources available in the System for access by Owner's subscribers; and/or

               (ii) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of rendering greater than [*] of the equipped antenna sectors in the System unable to process origination, termination or hand-off requests; or that reduces the forward channel power of more than [*] of the equipped sectors in the System by greater than [*]; and/or

               (iii) The persistent occurrences of an impairment referenced in paragraphs (i) or (ii) above which, although each occurrence falls below the [*] threshold, each occurrence exceeds a threshold of greater than [*] of the applicable metric set forth above, and the total number of such occurrences is greater than [*] events during the Initial Period;

provided, however, that the foregoing definition shall only be applicable for purposes of this Contract for the issuance of a Certificate of Final Acceptance at the end of the Initial Period.

          "Maintenance and Instruction Manuals" mean the manuals listed in
           -----------------------------------
Exhibit P and prepared by the Vendor and delivered to the Owner pursuant to
Section 9.

          "Manufacturing" means the fabrication of the Equipment.
           -------------

          "Material Adverse Effect" is defined in subsection 24.2(b).
           -----------------------

          "Milestones" mean the performance milestones set forth in Exhibits A-
           ----------
1.

          "Minimum Purchase Commitment" is defined in subsection 1A4.
           ---------------------------

          "MSC" means a mobile switching center.
           ---

          "Net Price" is defined in subsection 5.1(ii)(b).
           ---------

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          "Network Planning" means Work related to the design and engineering of
           ----------------
a System, including frequency clearance.

          "Operating Affiliates" mean a subsidiary or Affiliate of Owner which
           --------------------
is authorized to operate a PCS System and which places Purchase Orders pursuant to this Contract.

          "Operating Manuals" mean the operating and configuration manuals
           -----------------
listed in Exhibit P to be prepared by the Vendor and delivered to the Owner pursuant to Section 9 containing detailed procedures and specifications for the operation of any System, AXE switch any Expansions and/or any part thereof including but not limited to BTS manuals and BSC manuals.

          "Operative" is defined in subsection 26.22.
           ---------

          "Operator" shall mean the Owner, a Related Operator, an Operating
           --------
Affiliate or any independent contractor appointed by the Owner, which operates a System.

          "Optimization Services" mean the RF optimization services described on
           ---------------------
Exhibit G.

          "Optional Software Features" mean Software features and
           --------------------------
functionalities for PCS Products available to Owner and which are not listed on Exhibit C.

          "Owner's Notice" is defined in subsection 1A.2.
           --------------

          "Owner's Premises" is defined in subsection 8.3.
           ----------------

          "PCS" means personal communication services authorized by the Federal
           ---
Communications Commission.

          "Person" means an individual, partnership, limited partnership,
           ------
corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature.

          "Primary Vendor" means Owner's or its Affiliates then current primary
           --------------
vendor (i.e., in terms of dollar costs of products, equipment, services and software then on order and which have been ordered within the previous twelve
(12) months) for supplying Systems (other than Vendor).

          "Products" mean the collective reference to the Equipment and the
           --------
Software provided by the Vendor or any Subcontractor.

          "Proprietary Information" is defined in subsection 26.18.
           -----------------------

          "Punch List" means that list prepared in conjunction with any
           ----------
certificate which contains one (1) or more immaterial non-service-affecting items which have not been fully completed as of the date of the accompanying certificate; provided that such incomplete portion of
             -------- ----
the Work shall not, during its completion, materially impair the normal daily operation of a System in accordance with the Specifications.

          "Purchase Order" means a written notice given by the Owner to the
           --------------
Vendor in compliance with the provisions of this Contract specifying the Products, Services or other items of Work that the Vendor is authorized to supply or commence in compliance with the terms of this Contract.

          "Purchase Order Date" means the date on which any Purchase Order is
           -------------------
issued by the Owner in accordance with the terms of this Contract.

          "Related Operator" means an entity (other than Owner) which holds a
           ----------------
license issued by the FCC permitting the holder to provide wireless PCS services, which has entered into a contract with Owner to provide management responsibilities with respect to the operation of such a service, which may include agreements pursuant to which Owner resells to or shares with such entity capacity on the Owner's System as, for example, when the Related Operator's cell site equipment is interconnected with the Owner's MSC.

          "Request for Removal" is defined in subsection 4.5.

          "RF" means radio frequency.
           --

          "RTM License" is defined in subsection 13.6.
           -----------

          "RTU License" is defined in subsection 13.1.
           -----------

          "Services" mean the collective reference to all of the services to be
           --------
furnished by the Vendor as part of the Work including but not limited to all design, engineering, network planning, construction, interoperability, supply, delivery, installation, testing, training, repair, maintenance, technical and other support services, and any and all other services to be furnished by the Vendor as part of the Work in accordance with the terms of this Contract.

          "Site" means the physical location of a System Element Facility.
           ----

          "Site Acceptance Certificate" means a document submitted by the Vendor
           ---------------------------
to the Owner and signed by an authorized representative of the Owner and an authorized officer of the Vendor stating that, in accordance with the requirements of this Contract, the Vendor has successfully completed all Site Acceptance Tests with respect to the Sites specified therein.

          "Site Acceptance Tests" mean the collective reference to the
           ---------------------
performance and reliability demonstrations specified in the Exhibits to determine whether a site meets the Specifications and other requirements of this Contract.

          "Site Acquisition" means the activities to be performed by the Owner
           ----------------
and/or its subcontractors in connection with identifying and acquiring sufficient rights to Sites.

          "Site Acquisition Substantial Completion" means, with respect to any
           ---------------------------------------
System, the point at which the Owner shall have: (i) acquired, by purchase, lease or otherwise, rights to a sufficient number of Sites in the judgment of the Owner; and (ii) that, with respect to all Sites within such System, all land use and/or lease requirements necessary to be satisfied prior to the start of construction activities in accordance with Applicable Laws have been satisfied.

          "Site Acquisition Substantial Completion Date" means, with respect to
           --------------------------------------------
any System, the date on which the Owner shall have achieved Site Acquisition Substantial Completion.

          "Site Preparation" means the demolition, construction and renovation
           ----------------
work (for example, roads, grading, fencing and structural improvements, including but not limited to any buildings, towers and commercial power) and the preparation of co-location sites necessary for the installation of Equipment or the operation of the System, Expansions and/or any part thereof.

          "Site Preparation Substantial Completion" means the completion of all
           ---------------------------------------
Site Preparation with respect to a Site except for Punch List items.

          "Site Preparation Substantial Completion Certificate" is defined in
           ---------------------------------------------------
subsection 10.1(b).

          "Software" means:  (i) the computer software licensed to the Owner
           --------
pursuant to the terms of this Contract; (i) any Software Enhancements, Software Maintenance Releases, Software Combined Releases and Software Upgrades; and
(iii) any Documentation furnished hereunder in respect of clauses (i) and/or
(ii) of this definition.

          "Software Backwards Compatibility Warranty" is defined in subsection
           -----------------------------------------
13.3.

          "Software Combined Release" means a Software Upgrade, which is at any
           -------------------------
time combined with any Software Enhancement.

          "Software Enhancements" means modifications or improvements made to
           ---------------------
the Software relating to Products which improve performance, capabilities or capacity of the Software revision level with which it is associated or which provide additional functions to the Software.

          "Software Maintenance Release" means issues of Software which correct
           ----------------------------
defects in preceding versions of Software.

          "Software Upgrades" mean periodic updates to the Software issued by
           -----------------
the Vendor to the Owner under Warranty and Software maintenance obligations correct defects in the Software, or otherwise to correct shortcomings in the Software.

          "Software Warranty" is defined in subsection 18.3.
           -----------------

          "Source Code" means any version of Software incorporating high level
           -----------
or assembly language that generally is not directly executable by a processor.

          "Spares" is defined in Exhibit K.
           ------

          "Specifications" means the collective reference to the specifications,
           --------------
milestones and performance standards (including all of the Services and Products) as set forth in this Contract, including but not limited to Exhibit A-1, Exhibit I, Exhibit J, Exhibit M; provided that: (i) the Specifications shall
                                    -------- ----
be deemed to include a requirement that all of the Products and Services shall be in accordance with ANSI standards except when otherwise stated in a specific Exhibit or otherwise agreed by the parties; and (ii) with respect to Services and Products for which specifications and performance standards are not provided and listed in a specific Exhibit, the term "Specifications" shall refer to Vendor's published specifications in respect thereof.

          "Subcontractor" means a contractor, vendor, supplier, licensor or
           -------------
other Person, having a direct or indirect contract with the Vendor or with any other Subcontractor of the Vendor who has been hired to assist the Vendor in the performance of its obligations under this Contract.

          "Substantial Completion" means the time at which the Owner signs the
           ----------------------
Certificate of Substantial Completion.

          "System" means the Sites identified by the Owner to the Vendor in
           ------
writing as collectively comprising a System.

          "System Element" means the Products required to perform radio,
           --------------
switching and/or system element functions for a System and/or any Expansions.

          "System Element Facility" means the structures, improvements,
           -----------------------
foundations, towers, and other facilities necessary to house or hold any System Element and any related Products to be located at a particular location.

          "Taxes" is defined in subsection 5.2.
           -----

          "Test Market" is defined in subsection 1A.9.
           -----------

          "Test Period" is defined in subsection 1A.9.
           -----------

          "Test Period Extension" is defined in 10.1(f).
           ---------------------

          "Training" is defined in subsection 9.4.
           --------

          "Vendor Developments" is defined in subsection 14.3.1.
           -------------------

          "Vendor Event of Default" is defined in subsection 24.2.
           -----------------------

          "Vendor Financing" means a loan made or arranged by the Vendor, or its
           ----------------
affiliates, to the Owner according to the terms and conditions of the loan documentation executed by Owner and Vendor affiliates on October 20, 2000.

          "Vendor's First Notice" is defined in subsection 1A.1.
           ---------------------

          "Vendor's Second Notice" is defined in subsection 1A.3.
           ----------------------

          "Warranty" means any one (1) or more of the Equipment and Services
           --------
Warranty, Expansions Warranty, Software Warranty, Software Backwards Compatibility Warranty, Equipment Backwards Compatibility Warranty, Compliance Warranty and the Year 2000 Warranty.

          "Warranty Period" is defined in subsection 18.1.
           ---------------

          "Work" means the furnishing of Products hereunder, and the performance
           ----
of work, engineering services, installation services and all other related activities and obligations required to be performed by the Vendor pursuant to this Contract.

          1.2  Other Definitional Provisions.  (a)  When used in this Contract,
               -----------------------------
unless otherwise specified therein, all terms defined in this Contract shall have the defined meanings set forth herein. Terms defined in the Exhibits are deemed to be terms defined herein; provided that in the case of any terms that
                                   -------- ----
are defined both in this Contract and/or an Exhibit, the definitions contained in this Contract shall supersede such other definitions for all purposes of this Contract; provided further, that definitions contained in any Exhibit shall
          -------- -------
control as to such Exhibit.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Contract refer to this Contract as a whole and not to any particular provision of this Contract and section, subsection, schedule and exhibit references are to this Contract unless otherwise specified. Reference herein to Section shall mean any and all subsections thereof.

          (c) The meanings given to terms defined in this Contract are applicable to both the singular and plural forms of such terms.

          SECTION 1A NOTICES.

1A.1 Vendor's First Notice.  On or before September 20, 2000, Vendor shall give
     ---------------------
to Owner a notice (the "Vendor's First Notice") that it will be capable of and
                        ---------------------
intends to deliver to Owner, Products and Services compliant with the minimum Equipment Specifications set forth in Exhibit M. If the Vendor's First Notice is delivered after March 20, 2000, but no later than September 20, 2000, then the Equipment shall operate in accordance with all applicable 1xRTT standards. The Vendor's First Notice shall specify a date on which Vendor will be ready to deliver the compliant Systems to Owner (the "Delivery Date"). The Delivery Date
                                             -------------
specified in the notice may not be sooner than twelve (12) months after the date of Vendor's First Notice or later than September 20, 2001. To be effective, the Vendor's First Notice must include the detailed Product Specifications required for Milestone 1 as described in Exhibit A-1. If Vendor has not delivered the Vendor's First Notice by September 20, 2000, Owner shall give Vendor notice of its failure to give the Vendor's First Notice and, if Vendor has not given the Vendor's First Notice within five (5) Business Days after notice that the Vendor's First Notice is late, this Contract shall terminate without further liability of either party.

1A.2 Owner's Notice.  No sooner than the date seven (7) months before the
     --------------
Delivery Date, but not later than six (6) months before the Delivery Date, Owner shall provide notice ("Owner's Notice") to Vendor which notice shall contain:
                       --------------
(i) if the financing terms and conditions, at the time of the Owner's Notice, offered by its Primary Vendor have materially changed in Owner's favor, Owner shall notify Vendor that it is requesting comparable financing terms and conditions; and (ii) if prices have been agreed upon in this Contract and industry pricing has changed in Owner's favor or if no prices have been agreed upon in this Contract, then Owner shall notify Vendor that it is requesting that the prices for Products and Services shall be established pursuant to subsection 1A.8 below. Additionally, at the time of the Owner's Notice, Owner shall provide Vendor with a copy of Owner's current business plan and financial information to enable Vendor to evaluate and make an informed business decision with regard to whether it wishes to offer the proposed vendor financing. The Owner's Notice shall provide reasonable specificity to enable Vendor to evaluate the Owner's Notice. Owner further agrees to reasonably cooperate with Vendor by providing any non-confidential information reasonably requested by Vendor for purposes of verifying the information contained in Owner's Notice.

1A.3 Vendor's Second Notice.  Through and including the date that is thirty (30)
     ----------------------
calendar days after receipt of the Owner's Notice, Vendor shall have the option to terminate this Contract if any of the following occur: (i) Vendor's Board of Directors does not approve the Vendor Financing and does not execute the documentation as contemplated by subsection 1A.7; (ii) the Products or Services prices set forth in the Contract, if any, are changed, or established, as provided in subsection 1A.8, and Vendor does not approve any such proposed new prices; (iii) the financing terms change from those set forth in the Contract as provided in subsection 1A.7, and Vendor disapproves any such proposed new terms; or (iv) if Owner's business plan or financial information as provided by Owner does not reasonably meet Vendor's satisfaction. Vendor shall use commercially reasonable efforts to have its Board of Directors approve the Vendor Financing. If any of the items (i) through (iv) above within this subsection 1A.3 occur, Vendor may terminate this Contract by providing written notice to Owner (the "Vendor's Second Notice") and this Contract shall terminate without further
-----------------------
liability of either party. If none of the above items (i) through (iv) occur, then Vendor's Second Notice shall provide written notice to Owner that the required approvals have been received, that Vendor' intends to proceed pursuant to the terms herein and that prices for all Products and Services are consistent with the requirements of this Contract. If Vendor fails to give the Vendor's Second Notice on or before the date that is thirty (30) calendar days after receipt of the Owner's Notice, Owner shall give Vendor notice of its failure to give the Vendor's Second Notice and, if Vendor has not given the Vendor's Second Notice within five (5) Business Days after notice that the Vendor's Second Notice is late, then Vendor shall have been deemed to have terminated its obligations hereunder, and this Contract shall terminate without further liability of either party.

1A.4 Purchase of Products and Services.  Owner agrees to purchase (or license in
     ---------------------------------
the case of Software) from Vendor those specific Products and Services selected by Owner for mobile and fixed wireless communications Systems based on CDMA digital wireless communications technology in markets in the United States, pursuant to the terms and conditions set forth in this Contract. Subject to
Section 1A.9, the minimum commitment of Owner to purchase and Vendor to sell shall be $330,000,000 of total value, subject to adjustment pursuant to subsection 17.1(d)

("Minimum Purchase Commitment").  The selection of the specific Products and
  ---------------------------
Services purchased by Owner to satisfy its obligations under this Contract shall be determined by Owner from the Products and Services offered by Vendor under this Contract. The purchase obligations of Owner are subject to: (i) the existence of Available Markets at any time during the Contract Term after the Delivery Date; (ii) Vendor being prepared to deliver the first Specification compliant System for commercial operation on or before [*] (iii) Vendor complying with this Contract, the Specifications and the Milestones; and (iv) Vendor Financing and pricing in accordance with this Contract, including subsections 1A.7 and A.8. If Vendor fails to meet the Specifications, any Milestones, fails to provide the Vendor Financing and/or pricing requirements or fails to be prepared to deliver to Owner the first System for commercial operation on or before [*], Owner shall have the option to terminate this Contract without any further liability to either party.

1A.5 Technical Specifications.  The Systems to be purchased by Owner and sold by
     ------------------------
Vendor shall comply with the Specifications and the Milestones and those additional specifications as published by Vendor from time to time thereafter.

1A.6 Development Process and Milestones.  To demonstrate that each System to be
     ----------------------------------
sold by Vendor will meet the Specifications, Vendor shall follow the "Procedures
                                                                      ----------
and Milestones for System Development and Monitoring Program" set forth in
------------------------------------------------------------
Exhibit A-1.

1A.7 Special Provisions Regarding Vendor Financing.  Subject to subsection 1A.3,
     ---------------------------------------------
Vendor shall provide to Owner, Vendor Financing in an amount not less than [*] of the purchase price of all Products and Services furnished to Owner by Vendor hereunder or, at Owner's request, Vendor Financing in an amount not less than [*] of the purchase price of all Products and Services furnished to Owner by Vendor on the more favorable terms described in subsection 1A.2.

1A.8 Pricing.  The pricing for the Products and Services to be purchased by
     -------
Owner from Vendor shall not be higher than the pricing for comparable Systems available to Owner from its Primary Vendor as of the date of Owner's Notice.
The parties agree to use commercially reasonable efforts to cause the determination of Vendor's infrastructure prices versus the infrastructure prices of the Primary Vendor to be based on an "apples-to-apples" comparison (taking into consideration not only the pricing of products and services, the cost to obtain, install, maintain and operate the system, and the terms and conditions of any other material consideration proposed to be given or received by any competing bidder, including the financing terms and conditions and each of the Competitive Factors).

1A.9 Vendor Preference.  Provided that Vendor has:  (i) given a timely Vendor's
     -----------------
First Notice; (ii) not terminated this Contract pursuant to a Vendor's Second Notice, and has complied with all of the requirements of subsection 1A.3; and
(iii) satisfied the conditions of subsections 1A.4 through 1A.8 above, Owner shall purchase from Vendor Products and Services for the next Available Market deployed by Owner or its Affiliates after the Delivery Date (the "Test Market").
                                                                 -----------
The System deployed in the Test Market shall be subject to a "soak" period, during which it will be operated for [*] after the Substantial Completion date in order to determine whether it is operating in accordance with this Contract and the Specifications (the "Test Period"). If a Major Outage occurs at any
                             -----------
time during the last [*] of the Test Period, then the Test Period shall be extended until the date on which the System has operated for [*] consecutive [*] after the cause of the latest Major Outage

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

has been corrected to the reasonable satisfaction of the Owner and Vendor. For the Test Market, the Initial Period, defined in subsection 10(f), shall be extended until the last day of the Test Period, as extended from time to time pursuant to the terms of this subsection. For the Test Market, Final Acceptance shall not occur until the successful completion of the Test Period. Provided the System in the Test Market has successfully completed the Test Period and reached Final Acceptance prior to September 20, 2002, and Vendor has otherwise complied with the terms of this Contract, Owner shall purchase during the Contract Term from Vendor additional Products and Services for deployment in its remaining Available Markets in accordance with the following: (i) if as of the expiration of the Test Period the projected cost (as reasonably set forth in Owner's business plan) to deploy Products and Services in all of the remaining Available Markets is equal to or greater than $330,000,000 (less the price of the Products and Services previously deployed in the Test Market), then Owner agrees to purchase, during the Contract Term, a minimum of $330,000,000 (less the price of Products and Services previously deployed in the Test Market) of Products and Services for deployment in such remaining Available Markets; or (ii) if as of the expiration of the Test Period the projected cost (as reasonably set forth in Owner's business plan) to deploy Products and Services in all of the remaining Available Markets is less than $330,000,000 (less the price of the Products and Services previously deployed in the Test Market), then Owner shall purchase from Vendor during the Contract Term all of its Products and Services requirements for the remaining Available Markets until such time as Owner has purchased from Vendor Products and Services up to an aggregate total cost of $330,000,000 (less the price of the Products and Services previously deployed in the Test Market). If the System in the Test Market fails to reach Final Acceptance or fails to successfully complete the Test Period in accordance with the Specifications and this Contract prior to September 20, 2002, then Owner shall have the option to terminate this Contract without any further liability to Owner. Owner agrees that it will deploy its Products and Services in good faith and in a commercially reasonable manner and that it will not arrange the deployment schedule so as to deploy Products and Services in the Contiguous Markets where the purpose is to delay the deployment of Vendor's Products and Services in the Test Market.


          SECTION 2.  SCOPE OF WORK AND RESPONSIBILITIES


          2.1  Scope of Work.  During the Contract Term and in accordance with
               -------------
Purchase Orders issued to Vendor from time to time, the Vendor shall engineer, design, plan, manufacture, construct, install, test and perform all Work. The terms of this Contract shall also apply to Purchase Orders issued by Operating Affiliates, Related Operators and by Owner, for and on behalf of its Related Operators, provided that in each case, the Purchase Orders are made pursuant to
           -------- ----
and incorporate by reference the terms of this Contract. The Vendor shall be responsible for providing in accordance with the terms of this Contract any and all items and services which are expressly included by the terms of this Contract or in the Exhibits. The Vendor shall furnish all labor, materials, tools, transportation and supplies required to complete its obligations in accordance with this Contract.


     In instances where Purchase Orders are placed by an Operating Affiliate or a Related Operator such Operating Affiliate or Related Operator shall receive all of the rights and benefits of the Owner hereunder with respect to all Products and Services furnished by Vendor to such Operating Affiliates or Related Operators, including without limitation the full benefits or all

Warranties, software licensing arrangements, Software Upgrades, Software Enhancements, Equipment Upgrades and Equipment Enhancements. Owner shall be considered the purchaser only for purposes of the obligation of payment.

          2.2  Reserved.

          2.3  Site Acquisition.  The Owner shall acquire all Sites.  The
               ----------------
Vendor, at its request, shall be kept informed of the progress made on ongoing Site Acquisition activity. As the Site Acquisition progresses, the Vendor agrees to alter on a regular basis Vendor's engineering plan to determine a new search ring or rings to take into account any changes or modifications requested by the Owner due to the Owner's inability to acquire sufficient rights to a location which could constitute a Site in a timely or economic manner; provided
                                                                       --------
that all such alterations requested by Owner shall be considered by Owner and
----
addressed pursuant to the Change Order provisions described in Section 11 below. Vendor shall offer to Owner Site Acquisition services as defined on Exhibit E and according to the pricing set forth on Exhibit B. When making changes to the RF engineering plan, the Vendor shall take into account the Site Acquisition already completed by the Owner. Upon Site Acquisition Substantial Completion, Owner shall notify Vendor of the Site Acquisition Substantial Completion Date.

          2.4  Expansions.  During the five (5) year period commencing on the
               ----------
delivery of the first System for commercial operations, the Owner may, from time to time, order Expansions from the Vendor, subject to the provisions of Section
12.  The price and terms of such Expansions shall be as set forth in Exhibit B

(as may be amended from time to time) (collectively, the "B Exhibits").
-------------------------------------                     ----------

          2.5  Review of Contract.  Each party has examined in detail and
               ------------------
carefully studied and compared the Contract with all other information furnished by the other party and has promptly reported to the other party any material errors, inconsistencies or omissions so discovered or discovered by any of its Subcontractors.

          2.6  Eligibility under Applicable Laws and Applicable Permits.  The
               --------------------------------------------------------
Vendor shall be responsible for ensuring that the Vendor and its Subcontractors are and remain eligible under all Applicable Laws and Applicable Permits to perform the Work under this Contract in the various jurisdictions involved including, to the extent that Vendor will be responsible for construction for any particular component of the Work, all such construction will be done in accordance with all applicable FCC requirements. Each of the Owner and the Vendor shall be responsible for obtaining and maintaining in full force and effect the Applicable Permits listed as its responsibility in the applicable Exhibits. Owner shall use its best efforts to obtain such approvals, licenses, permits, tariffs, and/or other authorities from the FCC and state and local public utilities commissions as may be necessary for construction and operation of a PCS System.

          2.7  Further Assurances.  The Vendor shall execute and deliver all
               ------------------
reasonable further instruments and documents, and will, in good faith, consider all reasonable requests for further action, including but not limited to assisting the Owner in filing notices of completion with the appropriate state and local Governmental Entity, that may be necessary or that the Owner may reasonably request in order to enable the Owner or the Vendor to complete performance of the

Work or to effectuate the purposes or intent of this Contract. All such requests shall be addressed pursuant to the Change Order procedures described below in
Section 11.

          2.8  Liens and Other Encumbrances.  (a) The Vendor covenants and
               ----------------------------
agrees, subject to Vendor's receipt from Owner of full payment in respect thereof, to:

               (i) protect and keep free all Systems, Expansion and/or any and all interests and estates therein acquired from the Vendor, and all improvements and materials now or hereafter placed thereon under the terms of this Contract, from any and all claims, liens, charges or encumbrances of the nature of mechanics, labor or materialmen liens or otherwise arising out of or in connection with performance by any Subcontractor, including services or furnishing of any materials hereunder, and to promptly have any such lien released by bond or otherwise; and

               (ii) give notice of this subsection to each Subcontractor before such Subcontractor furnishes any labor or materials for any System.

          (b) If any laborers', materialmens', mechanics', or other similar lien or claim thereof is filed by any Subcontractor, the Vendor shall cause such lien to be satisfied or otherwise discharged, or shall file a bond in form and substance satisfactory to the Owner in lieu thereof within ten (10) Business Days of the Vendor's receipt of notice of such filing. If any such lien is filed or otherwise imposed, and the Vendor does not cause such lien to be released and discharged forthwith, or file a bond in lieu thereof, then, without limiting the Owner's other available remedies, the Owner has the right, but not the obligation, to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to the Owner's satisfaction from funds retained from any payment then due or thereafter to become due to the Vendor.

          (c) The Owner reserves the right to post or place within any System notices of non-responsibility or to do any other act required by Applicable Law, to exempt the Owner from any liability to third parties by reason of any work or improvements to be performed or furnished hereunder; provided that failure by
                                                     -------- ----
the Owner to do so shall not release or discharge the Vendor from any of its obligations hereunder.

          2.9  Duty To Inform Itself Fully; Waiver of Defense.  (a)  Each party
               ----------------------------------------------
shall be deemed to have notice of and to have fully examined and approved the Specifications, the Exhibits and all other documents referred to herein, and all drawings, specifications, schedules, terms and conditions of this Contract, regulations and other information in relation to this Contract and/or any amendments, modifications or supplements thereto at any time on or after the Effective Date and to have fully examined, understood and satisfied itself as to all information of which it is aware and which is relevant as to the risks, contingencies and other circumstances which could affect this Contract and in particular the installation of any System or any part thereof.

          2.10  Special Provisions Regarding Vendor Financing.  The financing
                ---------------------------------------------
made available to Owner pursuant to separate financing agreements will provide Owner with an available source of funds ("Funds") for purchases of products and
                                          -----
services other than the Products and Services specified hereunder for the Systems. The Funds for such other products and services are subject to certain limitations as set forth in the separate financing agreements. In the event Owner desires to utilize the Funds for the purchase of any additional products or services offered by Vendor to be used in connection with the Systems, Vendor shall be treated as a preferred vendor and will be provided the first opportunity to provide such additional products and services at competitive market prices. In the event that Vendor does not offer such services or manufacture such products of equivalent Form, Fit and Function or does not make such products or services available for purchase at a competitive market prices, Owner shall be permitted to purchase such items from third parties utilizing the Funds. For purposes of this subsection, competitive market prices shall mean prices that are no more expensive than similar products and services available in the market, taking into account all relevant terms and conditions.

          SECTION 3.  PURCHASE ORDERS AND SCHEDULES

          3.1  Purchase Orders.  The Owner and any Operating Affiliate may
               ---------------
deliver Purchase Orders to the Vendor at any time and from time to time during the Contract Term. Such Purchase Orders shall be sent to the Vendor either by certified mail, electronic transmission or another mutually acceptable manner to the address specified in Exhibit L of this Contract. All Purchase Orders shall be governed by the terms and conditions of this Contract, unless otherwise agreed by the parties in writing. Each Purchase Order shall specify, in reasonable detail, the Products, Services or other items of Work to be provided by the Vendor.

          3.2  Delivery under the Contract.  The Vendor shall complete the Work
               ---------------------------
specified in each Purchase Order in accordance with the terms and conditions of this Contract.

          3.3  Order Acceptance.  All Purchase Orders submitted by Owner shall
               ----------------
be deemed to incorporate and be subject to the terms and conditions of this Contract unless otherwise agreed in writing. All Purchase Orders, including electronic orders, shall contain the information necessary for Vendor to fulfill the order. All schedules and requested dates are subject to Vendor's concurrence, provided that if orders are made within the agreed to lead times
             -------- ----
specified in Exhibit L, Vendor shall not withhold its concurrence to the requested dates. No provision or data on any Purchase Order or contained in any documents attached to or referenced in any Purchase Order, or any subordinate document (such as shipping releases), which is inconsistent with the terms of this Contract shall be binding, except data necessary for Vendor to fill the order. All such other data and provisions are hereby rejected. Electronic orders shall be binding on Owner notwithstanding the absence of a signature, provided that the parties have implemented a mutually acceptable electronic
-------- ----
order process and such orders deemed to be binding have been issued by Owner and accepted by Vendor in accordance with the process agreed upon by the parties. Order acceptance provisions, together with delivery schedules and intervals and forecast requirements are set forth in Exhibit L.

     While it is Vendor's objective to provide Owner with an acknowledgment of each Purchase Order received, Owner shall advise Vendor to the extent that Owner becomes aware of any missing or late notifications to ensure that the Purchase Order has not been lost.

     Changes made by Owner to an accepted Purchase Order shall be treated as a separate order unless the parties expressly agree otherwise. If any such change affects Vendor's ability to meet its obligations under the original Purchase Order, any price, shipment date, or completion date quoted by Vendor with respect to such original order is subject to change and shall be addressed pursuant to the Change Order provisions below in Section 11.

          3.4  Forecasts.  Owner shall provide to Vendor regular forecasts of
               ---------
Owner's annual Product and Services needs. If the quantities ordered are more than [*] greater than forecast quantities, Vendor shall be permitted a reasonable extension of time to fulfill such orders and achieve the Milestones required of Vendor hereunder.

          3.5  Inventory Control and Bar-coding.  Vendor shall, at no additional
               --------------------------------
charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Where in order to meet Owner's requests, Vendor packs and/or is required to mark shipping cartons in accordance with Owner's specifications, Vendor shall invoice Owner additional charges for such packing and/or marking. Vendor shall: (i) enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum; and (ii) mark Products as applicable for identification in accordance with Vendor's marking specifications (for example, model/serial number and month, year of manufacture).

          SECTION 4.  SUBCONTRACTORS

          4.1  Subcontractors.  The Vendor may subcontract any portion of its
               --------------
obligations under this Contract, but no such subcontract shall relieve Vendor from primary responsibility and liability for the performance of Vendor's covenants and obligations under this Contract. Regardless of whether or not the Vendor obtains approval from the Owner or a Subcontractor, or whether the Vendor uses a Subcontractor recommended by the Owner, use by the Vendor of a Subcontractor shall not, under any circumstances: (i) give rise to any claim by the Vendor against the Owner if such Subcontractor breaches its subcontract or contract with the Vendor; (ii) give rise to any claim by such Subcontractor against the Owner; (iii) create any contractual obligation by the Owner to the Subcontractor; (iv) give rise to a waiver by the Owner of its rights to reject any Defects or Deficiencies or Defective Work; or (v) in any way release the Vendor from being solely responsible to the Owner for the Work to be performed under this Contract.

          4.2  Vendor's Liability.  The Vendor is responsible for all of its
               ------------------
obligations under this Contract, including the Work, regardless of whether a subcontract or supply agreement is made or whether the Vendor relies upon any Subcontractor to any extent. The Vendor's use of Subcontractors for any of the Work shall in no way increase the Vendor's rights or diminish the Vendor's liabilities to the Owner with respect to this Contract, and in all events, except as otherwise expressly provided for herein, the Vendor's rights and liabilities hereunder with respect to the Owner shall be as though the Vendor had itself performed such Work. The Vendor shall be liable for any delays caused by any Subcontractor as if such delays were caused by the Vendor.

          4.3  No Effect of Inconsistent Terms in Subcontracts.  The terms of
               -----------------------------------------------
this Contract shall in all events be binding upon the Vendor regardless of and without regard to the existence of any inconsistent terms in any agreement between the Vendor and any Subcontractor whether or not and without regard to the fact that the Owner may have directly and/or indirectly had notice of any such inconsistent term.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          4.4  Assignability of Subcontracts to Owner.  Vendor shall use
               --------------------------------------
reasonable efforts to have each agreement between the Vendor and a Subcontractor contain a provision stating that, in the event that the Vendor is terminated for cause, convenience, abandonment of this Contract or otherwise then: (i) each Subcontractor shall continue its portion of the Work as may be requested by the Owner; and (ii) such agreement permits assignment thereof without penalty to the Owner and, in order to create security interests, to third parties designated by Owner, in either case at the option of the Owner and for the same price and under the same terms and conditions as originally specified in such Subcontractor's agreement with the Vendor.

          4.5  Removal of Subcontractor or Subcontractor's Personnel.  The Owner
               -----------------------------------------------------
has the right at any time to request removal of a Subcontractor and/or any of a Subcontractor's personnel from Work on the System upon reasonable grounds and reasonable prior notice to Vendor. Such request (a "Request for Removal") shall
                                                     -------------------
be in writing and shall specify the Owner's reasoning therefor. The Vendor promptly shall issue a written response to any such Request for Removal, specifying the reasoning for its disagreement or agreement, as the case may be, with the reasoning contained in the Request for Removal. If the parties fail to agree, this matter shall be handled in accordance with the dispute resolution procedures in Section 23. The exercise of such right by the Owner shall have no effect on the provisions of subsections 4.1 and 4.2.

          4.6  Subcontractor Insurance.  The Vendor shall require its
               -----------------------
Subcontractors to obtain, maintain and keep in force, during the time they are engaged in providing Products and Services hereunder, insurance coverage of the types and levels customary in the industry (provided that the maintenance of any
                                            -------- ----
such Subcontractor insurance shall not relieve the Vendor of its other obligations pursuant to this Contract). The Vendor shall, upon the Owner's request, furnish the Owner with evidence of such insurance in form and substance reasonably satisfactory to the Owner.

          4.7  Review and Approval not Relief of Vendor Liability.  No
               --------------------------------------------------
inspection, review or approval by the Owner permitted under this Contract of any portion of the Work shall relieve the Vendor of any duties, liabilities or obligations under this Contract, but nothing contained in this subsection shall be deemed a bar of any waiver given by the Owner to the Vendor pursuant to and in accordance with the terms of this Contract.

          4.8  Vendor Warranties.  Except as otherwise expressly provided in
               -----------------
Section 18, the warranties of the Vendor pursuant to Section 18 shall be deemed to apply to all Work performed by any Subcontractor as though the Vendor had itself performed such Work and to all Products supplied by any third-party vendor or other subcontractor as though the Vendor itself had supplied such Products. Except as otherwise specifically provided in Section 18, the parties agree that such warranties shall not be enforceable merely on a "pass-through" basis but that Owner may, but shall not be obligated to, enforce such warranties of any Subcontractor to the extent that the Owner determines that the Vendor is not paying and/or performing its warranties; provided that any such election by
                                             -------- ----
the Owner shall not relieve the Vendor from any obligations or liability with respect to any such warranty.

          4.9  Payment of Subcontractors.  The Vendor shall make all payments it
               -------------------------
is contractually required to make to all Subcontractors (except in the case of legitimate disputes between the Vendor and any such Subcontractor arising out of the agreement between the Vendor and such Subcontractor) in accordance with the respective agreements between the Vendor and its Subcontractors such that no Subcontractor shall be in a position to enforce any liens and/or other rights against the Owner, the System, any Products or any part thereof.

          4.10  Copies.  Subject to any confidentiality obligations insisted
                ------
upon by third party providers, including Subcontractors, Vendor will use its good faith and reasonable efforts to provide Owner with any and all relevant agreements, understandings, subcontracts and other documents pertaining to the provision of Products or Services by a Subcontractor which Owner may reasonably require in order for it to be provided with the information necessary to exercise any of its rights under this Contract.

          4.11  Benefit of Subcontracts.  In addition to anything else provided
                -----------------------
for in this Contract, the Owner shall be entitled to the following benefits and rights of the Vendor under its contracts with any applicable third-party vendors or other Subcontractors: all rights to conduct in-house tests, to receive notice of upgrades and enhancements, and to purchase spare parts; provided
                                                                  --------
however, that the Vendor shall maintain sole responsibility for all obligations
-------
and other duties under all such contracts.


          SECTION 5.  PRICES AND PAYMENT

          5.1  Prices.  (i)  The prices for the Products, Services and other
               ------
items of Work for the Contract Term are set forth in the B Exhibits. The prices for Expansions are also set forth in the B Exhibits.


                        (ii)  [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     [***]

     [***]

          5.2  Taxes.  The Owner shall reimburse Vendor for all present or
               -----
future taxes, levies, imposts, deductions, charges, withholdings and liabilities ("Taxes") imposed on the Vendor by any Governmental Entity relating to the
  -----
provision of Products and Services by the Vendor to the Owner under this Contract, provided, however, that the Owner shall not be liable for and shall not pay or reimburse Vendor for any Taxes on or measured by the income or receipts of the Vendor. If the Owner shall pay Taxes for which the Vendor receives a credit, then the Vendor shall reimburse to the Owner an amount equal to such credit.

          5.3  Payment.  Payment for the Products and Services to be supplied
               -------
pursuant to this Contract shall occur as follows (in each case following submission of an invoice by the Vendor which shall properly document, to the reasonable satisfaction of the Owner, all the items included):

          (a)  Products for Systems:  except as set forth in subsections (b) and
               --------------------
(c) below,

               (i) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon shipment of the Products in respect of such Purchase Orders;

               (ii) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon completion of Installation and Integration of the Products with respect to each Site;

               (iii) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon the date Owner signs a Certificate of Substantial Completion with respect to the Products forming part of such Purchase


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Orders; provided that in the event that a Certificate of Substantial
             -------- ----
     Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5/th/) Business Day following Substantial Completion; and

               (iv) the balance of all amounts due Vendor pursuant to completed Purchase Orders with respect to Products for a System shall be invoiced upon Final Acceptance of such System.

          (b)  Services.  Services shall be invoiced as performed, or as soon
               --------
thereafter as practical but in no event more frequently than monthly, provided
                                                                      --------
that Installation and Integration Services and Optimization Services will only
----
be invoiced after the Owner signs a Certificate of Substantial Completion in respect of the System for which such Services are rendered; provided that in the
                                                            -------- ----
event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5/th/) Business Day following Substantial Completion.

          (c)  Optional Software Features and Spares.  The purchase price for
               -------------------------------------
the initial Optional Software Features and Spares shall be invoiced after the Owner signs a Certificate of Substantial Completion in respect of the System for which such initial Optional Software Features and Spares are furnished; provided
                                                                        --------
that in the event that a Certificate of Substantial Completion is not issued
----
within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion attributable solely to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5/th/) Business Day following Substantial Completion.

          (d)  Expansions.
               ----------

               (i) [*] of the amount of all Purchase Orders completed by the Vendor with respect to Products for which Vendor provides installation Services pursuant to an Expansion shall be invoiced upon delivery of such Products; and

               (ii) [*] of the amount of all Purchase Orders completed by Vendor with respect to Products for which Vendor provides installation Services pursuant to an Expansion shall be invoiced upon completion of installation of such Products; and

               (iii) [*] of the amount of all Purchase Orders completed by the Vendor with respect to Products for which Vendor provides no installation Services pursuant to an Expansion shall be invoiced upon delivery of such Products.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          (e)  Payment of Invoices.  Owner shall pay the invoiced amounts, less
               -------------------
any disputed amounts, within ten (10) days from the date of transmission of Vendor's invoice. Delinquent payments are subject to a late payment charge after thirty (30) days at the rate of [*] per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Any disputed items which are determined to be validly billed are due for payment based upon the original invoice date.

          5.4  Reserved.

          5.5  No Payment in Event of Material Breach.  Subject to subsection
               --------------------------------------
24.5, the Owner shall have no obligation to make any payment for any Work with respect to which the Vendor is in material breach of this Contract until and unless such breach is cured or waived by the Owner in accordance with the terms of this Contract.

          5.6  In Revenue Payments.  At any time during a period of delay the
               -------------------
Owner may, in its sole discretion, decide to place a System which is subject to such delay into In Revenue Service. Such placement into In Revenue Service shall constitute Substantial Completion only for purposes of the payment obligations above, but shall not in any way relieve the Vendor of any of its obligations under this Contract, including without limitation achieving a Guaranteed Substantial Completion Date nor shall such In Revenue Service trigger the commencement of the Initial Period.

          5.7  Currency and Place of Payment.  Payments under this Contract
               -----------------------------
shall be made in U.S. Dollars and if such method of payment is acceptable to Owner, Owner shall pay all amounts due Vendor hereunder using EFT. EFT payments by Vendor shall be made to the following account of Vendor or such other account as is subsequently designated by Vendor in writing and, concurrent with the EFT payment, Owner shall fax a copy of the remittal to Vendor's manager of cash operations at:


          Bank Name:      [***]
          Account Name:   Ericsson Wireless Communications Inc.
          Acct. No.:      [***]
          ABA No.:        [***]
          Swift No.:      [***]


          SECTION 6.  AVAILABILITY OF IOS

          6.1  Availability of IOS.  The Vendor's CMS 11 BSC currently provides
               -------------------
the features defined in the CDG standard for IOS V2.1. Vendor targets support for IOS V3.1.1 specifications for its AXE 10 MSC and CMS 11 BSC no later than October, 2000. [***] In the event Owner deploys a System which necessitates the IOS interface and either the MSC or the BSC and the BTS are supplied by vendors other than Vendor, the pricing for Products shall be adjusted according to Exhibit B. Owner shall not be responsible for any additional Product costs resulting from the implementation of the IOS interface.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          SECTION 7.  DATA

          7.1 Vendor is committed to developing products that comply to the 1xHDR standard which is currently being discussed in 3GPP2, or an equivalent CDMA based technology which has gained market acceptance, is commercially feasible to develop, is an open published standard (i.e., a standard which is free of intellectual property rights or is subject to intellectual property rights which can be licensed at a market acceptable rate), and has the same effective data rate and network capacity of Qualcomm's HDR specifications. Vendor shall develop and deliver to Owner this technology, and shall integrate said technology into Owner's Systems, in a similar time frame and at a competitive cost as other infrastructure vendors are providing their data technology for commercial service.

          SECTION 8.  SERVICES

          8.1  Transportation.  The Vendor shall at the Vendor's sole cost and
               --------------
expense provide for the transportation and delivery to the Sites within the U.S., of all the Products to be delivered pursuant to, and in accordance with, each Purchase Order and the terms of this Contract. In the event of any unusual Site selections or requirements which require transportation arrangements out of the ordinary course having regard to normal industry standards and practices (such as non-standard crane requirements, helicopter transportation requirements to a remote setting, etc.), Vendor shall arrange, subject to Owner's prior approval, for such exceptional transportation requirements from local staging facilities or warehouse locations to the unusual Site. Vendor shall notify Owner that it believes, in good faith, that exceptional transportation arrangements are necessary under the circumstances, and Vendor will consult with Owner on an approved course of action to complete delivery. Owner shall be responsible for all costs with respect to such exceptional transportation requirements in excess of transportation costs applicable to a standard Site.

          8.2  Services.  The Vendor shall provide the Services ordered by Owner
               --------
in accordance with the provisions of the Exhibit hereto in respect of such Services, including, without limitation, the following Services: (i) RF Design Services as stated in Exhibit D; (ii) construction management and site construction services as stated in Exhibit E; (iii) architectural & engineering services as stated in Exhibit E; (iv) spectrum clearing and microwave relocation services as stated in Exhibit E; (v) Optimization Services as set forth in Exhibit G; (vi) Installation and Integration services as set forth in Exhibit F; and (vi) wireless support Services as stated in Exhibit H.

          8.3  No Interference.  The Vendor shall install all Equipment and
               ---------------
build each of the Systems so as to cause no unauthorized interference with or obstruction to lands and thoroughfares or rights of way on or near which the installation work may be performed. The Vendor shall exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by the Vendor due to its carelessness, negligence or willful misconduct, such repairs or new construction shall be at the Vendor's sole cost and expense. Vendor understands that many of the Sites may be co-located with other RF transmission facilities and Vendor shall take all necessary precautions and safety measures to ensure the safety of all of Vendor's and Subcontractors' personnel at such Sites. The Owner shall use its reasonable best efforts to ensure that no other third parties employed or engaged by the Owner hinder or delay the Vendor in the performance of its installation obligations hereunder.

     Vendor represents and warrants that all Products furnished hereunder shall comply, to the extent required, with the requirements of Part 24 of the "FCC
                                                                         ---
Rules" pertaining to personal communications services in effect upon delivery of
-----
such Product. In addition, Vendor represents and warrants that a Product furnished hereunder shall comply, to the extent required, with the requirements of Subpart J of Part 15 of the FCC Rules in effect upon delivery of such Product, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels. Vendor makes no undertaking with respect to harmful interference caused by (i) unauthorized installation, repair, modification or change or Products not furnished by Vendor; (ii) Products being subject to misuse, neglect, accident or abuse by other than Vendor; (iii) Products being used in a manner not in accordance with operating instructions or in a suitable installation environment or operations of other equipment in the frequency ranges reserved for Owner within the applicable licensed area. Vendor assumes no responsibility under this clause for items not specified or supplied by Vendor. The foregoing warranties are collectively referred to as the "Compliance Warranty".
                                                -------------------

     Vendor shall, when appropriate, have reasonable access to Owner's Premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable Vendor to perform its obligations under this Contract. Vendor shall coordinate such access with Owner's designated representative prior to visiting such premises. Vendor agrees to instruct its employees to comply with all site rules while on Owner's Premises. The employees and agents of Vendor shall, while on the Owner's Premises, comply with all site rules and guidelines including but not limited to where required by government regulations, submission of satisfactory clearance from U.S. Department of Defense and other governmental authorities concerned. Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

     For purposes of this Section, all references to "Owner's Premises" and
                                                      ----------------
other similar references shall be deemed to refer to any location where a Site is to be located, which may include land or buildings owned or leased by Owner. To the extent that Owner does not own the premises, Vendor's obligations to adhere to site rules and guidelines shall include, without limitation, those rules and guidelines required by the owner, landlord or property manager having care and control of such premises, which Owner has provided to Vendor in advance of the commencement of the applicable Work hereunder.


          SECTION 9.  MANUALS, ENGINEERING DRAWINGS AND TRAINING

          9.1  Documentation.  The Vendor shall provide the Documentation in the
               -------------
amounts and formats listed in Exhibit P. The Documentation shall be prepared in accordance with the relevant Specifications. Operating Manuals with up-to-date (but not "as-built") drawings, specifications and design sheets shall be available for the Training as set forth in subsection 9.4.

          9.2  Standards for Manuals.  All Operating Manuals and Maintenance and
               ---------------------
Instruction Manuals required to be provided by the Vendor pursuant to this Contract shall be:

          (a) detailed and comprehensive and prepared in conformance with the Specifications and generally accepted national standards of professional care, skill, diligence and competence applicable to telecommunications and operation practices for facilities similar to the Systems;

          (b) consistent with good quality industry operating practices for operating personal communications service systems of similar size, type and design;

          (c) sufficient to enable the Owner through reasonably competent personnel (taking into account the availability of skills in local labor markets) to operate and maintain each System on a continuous basis; and

          (d) prepared subject to the foregoing standards with the goal of achieving operation of each System at the capacity, efficiency, reliability, safety and maintainability levels contemplated by this Contract and required by all Applicable Laws and Applicable Permits.

          9.3  Equipment and Data.  The Vendor shall furnish all drawings,
               ------------------
specifications, specific design data, preliminary arrangements and outline drawings of the Equipment and all other information as required in accordance with this Contract in sufficient detail to indicate that the Equipment and fabricated materials to be supplied under this Contract comply with the Specifications.

          9.4  Training.  As more fully described in Exhibit O, the Vendor shall
               --------
provide to the Owner a training program with respect to each System (collectively, the "Training"). Promptly upon execution of this Contract, the
                    --------
Vendor shall establish a training coordinator, whose responsibility shall be to work with the Owner to ensure that the Owner receives the Training. Such coordinator (or his or her replacement) shall continue in such assignment until the receipt by the Owner of all of the Training required to be provided.

          9.5  Manuals and Training.  The Training and the Documentation
               --------------------
provided in connection herewith, including, without limitation, all Documentation provided in CD-ROM format, and pursuant to subsections 9.2, 9.3 and 9.4 shall be updated in reasonable quantities at no additional cost to Owner pursuant to and in accordance with all Product upgrades and/or modifications applicable to any System and/or any part thereof.


          SECTION 10.  ACCEPTANCE PROCEDURES

          10.1  Acceptance Procedures.  Depending upon the specific Products and
                ---------------------
Services to be furnished by Vendor, and those tasks for which Owner shall assume responsibility, the parties, directly or through third-party vendors or other Subcontractors, as the case may be, shall carry out the following procedures. Certain of the tests below will apply to purchases of Products and

Services which comprise a System, while certain other tests will apply to tests for Product and Service purchases for Expansions.

          (a)  Factory Tests.  Owner may, at Owner's option and cost, be present
               -------------
at any factory testing conducted by Vendor.  Vendor shall give the Owner ten
(10) Business Days advance notice of any such factory testing relating to the Products or Services furnished by Vendor hereunder. Vendor shall cooperate with Owner to facilitate Owner's observation of such tests. Regardless of whether or not Owner observes any factory testing, Vendor agrees to, within a reasonable period of time in view of the nature and urgency of the request, upon written request by Owner, provide Owner with copies of all documentation relating to factory testing of the Product specified by Owner, including without limitation copies of test procedures, test results and FCC compliance certifications.

          (b)  Site Preparation Substantial Completion.  Upon completion of all
               ---------------------------------------
Site Preparation with respect to each Site for which the Owner has issued a Purchase Order directing the Vendor to proceed with Site Preparation activities, the Vendor shall issue a Site Preparation Substantial Completion Certificate ("Site Preparation Substantial Completion Certificate") certifying that all Site
-----------------------------------------------------
Preparation specified in the Purchase Order is substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by the Vendor prior to Final Acceptance. Vendor shall offer Construction Management, Architectural & Engineering, Site Civil Construction and Antenna Installation and Testing as provided for in Exhibit E and at pricing consistent with that set forth in Exhibit B. In the event the Owner performs Site Preparation with respect to a Site, the Owner shall issue the Site Preparation Substantial Completion Certificate.

          (c)  Site Installation and Integration Completion Certificate.  Upon
               --------------------------------------------------------
completion of the installation of the BTS and other Products and the completion of integration activities in accordance with Exhibit F, the Vendor shall issue a Site Installation and Integration Substantial Completion Certificate certifying that all installation and integration activities specified in the Purchase Order are substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by the Vendor prior to Final Acceptance.

          (d)  Certificate of Substantial Completion.  Upon completion of
               -------------------------------------
Optimization Services and all testing with respect to a System in accordance with Exhibit G, the Vendor shall issue a Certificate of Substantial Completion, which shall be in the form of a checklist listing all tests performed and the results thereof, and shall be accompanied by a Punch List of outstanding items (the "Certificate of Substantial Completion"). Upon its reasonable satisfaction
      -------------------------------------
that the Certificate of Substantial Completion is correct and complete, the Owner shall promptly sign the Certificate of Substantial Completion.

          (e)  Beta Testing.  Upon written notice to the Vendor, the Owner shall
               ------------
be entitled, in its sole discretion to conduct Beta Testing, and in connection therewith the Owner shall be entitled to add appropriate items to the Punch List prior to Final Acceptance.

          (f)  Certificate of Final Acceptance.  Except as otherwise provided
               -------------------------------
for the Test Market, which is more particularly described in subsection 1A.9 and Exhibit A-1, during the

[*] period following Substantial Completion (as extended as described below, the "Initial Period"), the Vendor shall complete all outstanding Punch List items
 --------------
and the Owner and the Vendor shall monitor the System for outages and compliance with the Specifications. For the Test Market, the Initial Period shall be extended to [*] and shall run concurrently with the Test Period and the Extension Period shall be replaced by the "Test Period Extension", each as
                                           ---------------------
more particularly defined in subsection 1A.9. In event that all Punch List items have been completed during the Initial Period, all testing specified in Exhibit G has been satisfactorily completed and there have been no Major Outages, then at the end of the Initial Period the Vendor shall issue a Certificate of Final Acceptance certifying the same. Upon its reasonable satisfaction that the Certificate of Final Acceptance is correct and complete, the Owner shall sign the Certificate of Final Acceptance. In the event that a Major Outage occurs during the Initial Period, the Initial Period shall be extended (each, an "Extension Period") as follows: (i) if a Major Outage occurs on or prior to [*]
 ----------------
after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*] (ii) if a Major Outage occurs after [*] but on or prior to [*] after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*] and (iii) if a Major Outage occurs after [*] but on or prior to [*] after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*]. In the event a Major Outage occurs during any Extension Period, the Initial Period shall be further extended by an additional period of [*]. Owner shall issue a Certificate of Final Acceptance not later than the end of the Initial Period (as extended) after receipt of notice of Vendor that it corrected the problem giving rise to the Major Outage or Major Outages. Documentation not already delivered to the Owner pursuant to the terms of this Contract shall be delivered to the Owner within ten (10) Business Days of Final Acceptance. With respect to each System, the Owner shall not be required to sign the Certificate of Final Acceptance until all such documentation has been so delivered (and Final Acceptance shall not be deemed to have occurred earlier than the date that is ten (10) Business Days prior to the date of delivery of such documentation). In addition to, and without limiting the requirements set forth in the preceding sentence, the Operating Manuals and the Maintenance and Instruction Manuals shall be submitted to the Owner in CD-ROM format (when available) in addition to hard-copy volume format if so requested by the Owner.

          10.2  Costs and Expenses.  The costs and expenses of complying with
                ------------------
all acceptance procedures set forth above shall be borne by the Vendor, provided
                                                                        --------
that Owner remains responsible for completing those items identified as Owner's
----
responsibility in the Exhibits.


          SECTION 11.  CHANGE ORDERS AND SCHEDULING

          11.1  Change Orders.  The Owner has the right to request expansions,
                -------------
other revisions and/or modifications to any Purchase Order or to the Work

("Changes"), including but not limited to the Specifications, the manner of
 ---------
performance of the Work or the timing of the completion of the Work. All Changes shall be subject to the prior written consent of the Vendor. All Changes shall be documented in a written order ("Change Order") which shall be
                                                 ------------
executed by the Owner and the Vendor and shall contain any adjustments to pricing, Milestone or other aspect of the Work as mutually agreed by the parties. The Vendor shall promptly notify the Owner of any such requested Changes which may materially affect the operation and/or maintenance of any System or any part thereof. In the event that the parties cannot agree on a Change Order within fourteen (14) days of

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

submission of a Change Order by the Owner to the Vendor, the matter shall then be referred to dispute resolution pursuant to Section 23. Nothing contained in this subsection is intended to limit the Vendor's right, from time to time, to make suggestions for modifications to the Work or the Specifications, provided
                                                                      --------
that in any such event the Owner, in its sole and absolute discretion pursuant
----
to the terms of this Contract may refuse to make any such modification or otherwise agree to issue a Change Order incorporating any such Vendor suggestion.

          11.2  Cancellation.  Owner may at any time cancel, in whole or in
                ------------
part, any Purchase Order or Change Order upon advance written notice to the Vendor. In the event of such cancellation, the Owner shall pay to the Vendor cancellation charges in accordance with the Exhibits.


          SECTION 12.  DISCONTINUED PRODUCTS AND CONTINUING PRODUCT SUPPORT

          12.1  Notice of Discontinuation.  For a period of [*] for the AXE
                -------------------------
switch and [*] for all other Products furnished hereunder after the Effective Date, but in no event less than [*] after the date of shipment, the Vendor agrees to provide the Owner, or its Affiliates as the case may be, not less than one (1) year notice before the Vendor discontinues a Product ("Discontinued
                                                               ------------
Products") furnished under this Contract.  With respect to Products manufactured
--------
by a third party vendor, the notice period may vary. Where the Vendor offers a product for sale that is equivalent in Form, Fit and Function in accordance with and pursuant to the Specifications, the notification period may vary but in no event shall be less than sixty (60) days. In the event of the foregoing, the Vendor shall continue to furnish Products fully compatible with the relevant System Elements within the System at such time during the appropriate [*] and [*] periods referenced above; provided that nothing herein shall bar the Vendor
                              -------- ----
from discontinuing individual items of Products as provided in and pursuant to this subsection. In the event that Vendor discontinues a Product, Vendor will meet with Owner and use reasonable, good faith efforts to develop a mutually acceptable transition plan that takes into account the Owner's existing investment in the item scheduled for discontinuance.

     In addition to repairs provided for under any applicable Warranty, Vendor shall offer repair Services and repair parts in accordance with Vendor's repair and repair parts practices and terms and conditions then in effect, for Vendor-manufactured Equipment furnished pursuant to this Contract. Such repair Services and repair parts shall be available while Vendor is manufacturing or stocking such Products or repair parts, but in no event less than [*] for the AXE switch and [*] for all other Products after such Product's discontinued availability effective date. Vendor may use either the same or functionally equivalent products or parts which are new, remanufactured, reconditioned or refurbished in the furnishing of repairs or replacements under this Contract.

     If during the agreed-to support period following the issuance of notice of discontinuance, Vendor fails to provide repair parts and or repair Services and a functionally equivalent replacement has not been designated, Vendor shall so advise Owner, to allow Owner to plan appropriately, and if Vendor is unable to identify another source of supply for such repair parts or services, Vendor shall, in addition to any other right or remedy available to Owner at law or in

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

equity, provide Owner, at no additional charge to Owner, upon request, with non-exclusive licenses for Product manufacturing to the extent Vendor can grant such licenses, so that Owner will have sufficient information, ability and rights to have such Discontinued Products manufactured, or obtain such repair Service or repair parts from other sources. Such license shall include appropriate non-disclosure and confidentiality covenants.

          12.2  Discontinuation During Warranty Period.  If Vendor discontinues
                --------------------------------------
the availability of a Product during that Product's Warranty Period and Owner is required to purchase a replacement Product to replace the Discontinued Product in order to maintain the same functionality of the Discontinued Product in a System, Vendor agrees to grant Owner an additional [*] discount to be applied against the net price of all Products required to be purchased by Owner as replacements for such Discontinued Product, which additional discount shall be applied after the determination of the lowest price available to Owner pursuant to this Contract.


          SECTION 13.  SOFTWARE; CONFIDENTIAL INFORMATION


          13.1  RTU License.  Upon delivery of the Software, but subject to
                -----------
payment of the license fees specified in Exhibit B, the Owner is hereby granted a personal, non-exclusive, fully paid-up, multi-site (capability to move Software from site to site on prior notice to Vendor) right to use license for the Software ("RTU License"), to operate the specific Equipment, processor or
               -----------
product line for which the licenses to use the Software are initially granted, or temporarily on any comparable replacement if any such Equipment, processor or product line becomes inoperative. Owner shall use such Software only for its own internal business operation. The RTU License grants Owner no right to, and Owner will not, sublicense such Software or modify, decompile, or disassemble Software furnished as object code to generate corresponding source code provided in each of the Systems. Except as provided below, no license is granted to Owner to use the Software outside of the United States.

     In the event that Owner wishes to use the Software on associated equipment outside of the United States or to transfer Software to an affiliate or third party transferee located outside the United States, Vendor shall not unreasonably withhold its consent to such use or transfer, provided that Vendor
                                                           -------- ----
or the transferee, as the case may be, enters into an appropriate license agreement with an affiliate of Vendor carrying on business in the territory in which the Software is to be located, on terms substantially similar to the RTU License terms set forth herein, provided, however, that Owner acknowledges and agrees that support and maintenance obligations set forth herein are only applicable for Software resident on Equipment located within the United States. Support and maintenance Services offered by Vendor's affiliates differs in various different territories, and will be subject to the local practices maintained in such territory.

          13.2  Owner's Obligations.  The Owner agrees that the Software,
                -------------------
whether or not modified, and all copies thereof made by Owner, shall be treated as proprietary to the Vendor, its Subcontractors or its suppliers, as appropriate and the Owner shall:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          (a)  Utilize the Software solely in conjunction with a System;

provided that the Vendor acknowledges that the Software shall be integrated
-------- ----
across interfaces with systems, equipment and software provided by other suppliers and customers;

          (b) Ensure that all copies of the Software shall, upon any reproduction by the Owner authorized by the Vendor and whether or not in the same form or format as such Software, contain the same proprietary, confidentiality and copyright notices or legends which appear on the Software provided pursuant hereto; and

          (c) Hold secret and not disclose the Software to any person, except to (i) such of its employees, contractors, agents or affiliates that are involved in the operation or management of a System and need to have access thereto to fulfill their duties in such capacity, or (ii) other Persons who need to use such Software to permit integration of a System with systems and software of other suppliers and customers; provided that such persons agree, or are
                                  -------- ----
otherwise obligated, to hold secret and not disclose the Software to the same extent as if they were subject to this Contract, and provided further that if any such Person is a competitor of Vendor involved in the manufacture of communications equipment, software or related services, Vendor must approve such use on a case-by-case basis on commercially reasonable terms and such use shall be subject to an appropriate non-disclosure agreement.

          (d) When and if the Owner determines that it no longer needs the Software or if the Owner's license is canceled or terminated pursuant to the terms of this Contract, return all copies of such Software to the Vendor or follow reasonable written disposition instructions provided by the Vendor. If the Vendor authorizes disposition by erasure or destruction, the Owner shall remove from the medium on which Software resides all electronic evidence of the Software, both original and derived, in such manner that prevents subsequent recovery of such original or derived Software.

          (e) Owner shall not copy Software embodied in firmware and unless otherwise specifically provided in this Contract, Owner is not granted any right to modify Software furnished by Vendor under this Contract.

          13.3  Backwards Compatibility.  The Vendor represents and warrants
                -----------------------
(the "Software Backwards Compatibility Warranty") that each Software Maintenance
      -----------------------------------------
Release, Software Upgrade and Software Enhancement will be Backwards Compatible. [***] Notwithstanding the foregoing, the Software Backwards Compatibility Warranty does not apply to Products developed AXE in accordance with standards not yet finalized as of the date hereof.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          13.4  Transfer and Relocation.  (a)  In the event the Owner or any
                -----------------------
successor to the Owner's title in the Products: (i) elects to transfer a Product to a third party, and where such Product shall remain in place and used for substantially the same purpose as used by the Owner and where such third party resides in the United States and is not a direct competitor of the Vendor involved in the manufacture of communications equipment, software or related services; or (ii) elects to transfer Products to an affiliate, the Owner may transfer its RTU License for the Software furnished under this Contract for use with such Product, without the payment of any additional Software right-to-use fees by the transferee provided that Annual Maintenance Fees shall continue to
                       -------- ----
be calculated on the same basis. For example, if the RTU License for the Software contains usage or per subscriber limits, or the processor to be used by transferee requires additional memory or hard disk space additional payments or purchases may be required. The following conditions shall apply to transfers and relocations pursuant to this subsection 13.4:

          (A) The right to use such Software may be transferred only together with the Products with which the Owner has a right to use such Software, and such right to use the Software shall continue to be limited to use with such Products;

          (B) Before any such Software is transferred, the Owner shall notify the Vendor of such transfer and the transferee shall have agreed in writing (a copy of which shall be provided to the Vendor) to keep the Software in confidence and to corresponding conditions respecting possession and use of Software as those imposed on the Owner in this Contract; and

          (C) The transferee shall have the same right to Software warranty and Software maintenance for such Software as the transferor, provided the transferee continues to pay the fees, including recurring fees, if any, associated with such Software warranty or maintenance pursuant to this Contract.

          (b) Except as otherwise provided in this Contract, the Owner or any successor to the Owner's title in the Products shall have no right to transfer Software furnished by the Vendor under this Contract without the consent of the Vendor, which consent shall not be unreasonably withheld. If the Owner or such successor elects to transfer a Product purchased under this Contract for which it does not under this Contract have the right to transfer related Software, the Vendor agrees that upon written request of the transferee of such Product, or of the Owner or such successor, the Vendor shall not without reasonable cause fail to grant to the transferee a license to use such Software with the Products, whether to be located within the United States or elsewhere, upon payment of a relicensing fee to the Vendor on commercially reasonable terms acceptable to Vendor.

          13.5  Termination and Survival.  The rights and obligations of the
                ------------------------
Owner under the RTU License shall survive the termination of this Contract, regardless of the cause of termination provided Owner has met its material obligations hereunder and has rendered all payments in accordance with this Contract. In the event that Owner persistently and materially breaches its confidentiality obligations hereunder with respect to the Software, notwithstanding the fact that Vendor will have provided Owner with prior written notice describing the alleged material breaches and will have given Owner a reasonable time, and in no event less than thirty
(30) days, to cure any such breaches, Vendor may terminate Owner's RTU License. In the event that Owner fails to pay the Annual Release Maintenance Fees (other than with respect to any periods for which no payment for Annual Release Maintenance Fees are due pursuant to this Contract), Vendor may terminate Owner's right to use the Software to which such fees apply. In no event other than as set forth in this subsection 13.5 may Vendor terminate Owner's right to use the Software. Notwithstanding any other provision of this Contract, if there is a dispute, pending final resolution of such dispute, all of Owner's rights under this Contract shall continue in full force and effect, and Vendor will not terminate the RTU License, and so long as Owner continues to pay Vendor applicable Annual Maintenance Release Fees, Vendor will not terminate, suspend, interrupt or delay maintenance and support of the Software.

          13.6  Access to Source Codes.  The Vendor represents and warrants that
                ----------------------
as of the date hereof, Vendor has not established a Source Code escrow for any of its existing customers. In the event that Vendor establishes a Source Code escrow in the future which applies to any of the Software furnished to Owner hereunder, Vendor shall add Owner as a beneficiary of such Source Code escrow, and Owner shall be entitled to receive a copy of the escrowed Source Code in the event of the occurrence of any of the events set out below. In addition to the foregoing, the Vendor shall immediately deliver and hereby grants the Owner a right to access the Source Code and to modify the Software (the "RTM License")
                                                                 -----------
for the maintenance, enhancement and support of those Products purchased from the Vendor and owned or operated by the Owner under the following circumstances, provided that any such released Source Code shall be subject to the
-------- ----
confidentiality provisions set forth in this Contract:

               (i) if the Vendor becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against the Vendor which is not dismissed within sixty (60) days, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business, or the Vendor, or a business unit of the Vendor that is responsible for maintenance of the Software, ceases doing business without providing for a successor, and the Owner has reasonable cause to believe that any such event shall cause the Vendor to be unable to meet its Warranty service or support requirements hereunder; or

               (ii) if the Vendor ceases to maintain or support a previously supported version of the Software and Owner cannot obtain, with Vendor's assistance (for example, by providing a third party with Source Code or by any other appropriate method) the same support services the Vendor is required to provide under this Contract from another entity (either working with or independently from Vendor) at a price that is equal to or less than the prices for such support as provided herein, or there is a persistent and material failure by Vendor to provide the Warranty service or support it is required to provide pursuant to the terms of this Contract.


          13.7  Ownership of Intellectual Property.  The Vendor shall own all
                ----------------------------------
forms of intellectual property rights (including, but not limited to, patent, trade secret, copyright and mask rights) pertaining to the Software, and shall have the right to file for or otherwise secure and protect such rights. The foregoing notwithstanding, the parties understand and agree that from time to time the Owner may devise, develop or otherwise create ideas or other concepts for services or new products which are patentable or otherwise capable of receiving protection from duplication. In such event, the Owner shall have the right to apply for a patent in accordance with applicable law, provided, however, that notwithstanding this subsection, the Vendor does not
--------  -------
hereby relinquish or release any of its intellectual property rights.


          SECTION 14.  SOFTWARE AND EQUIPMENT CHANGES

          14.1  Software.
                --------

          14.1.1  Software Upgrades, Software Maintenance Releases, Software
                  ----------------------------------------------------------
Enhancements and Combined Releases.  During the Contract Term, upon payment of
----------------------------------
the RTU License fees, and in accordance with Exhibit B, Owner shall receive all base Software releases and all Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases applicable to Software for Products for which the Owner has obtained a RTU License at such times as they become generally available to the Vendor's customers. Owner shall also be entitled to receive Optional Software Features according to Exhibit B. Owner may elect to purchase such features on a per feature basis, or purchase annual buy-out rights on a per market basis, permitting Owner to select those features it wishes to deploy in the relevant market.

          14.1.2  Notice.  The Vendor shall give the Owner, or cause the Owner
                  ------
to be given not less than ninety (90) days prior written notice of the introduction of any Software Enhancement release or any Software Combined Release or any optional Software release. In addition, in each February and August of each year during the term of this Contract, the Vendor shall provide, or cause to be provided, to the Owner a forecast of future Software Enhancement releases, Software Upgrades, or Software Combined Releases or any optional Software release, as the case may be, then currently being developed by or on behalf of the Vendor.

          14.1.3  Installation, Testing and Maintenance.  The installation and
                  -------------------------------------
testing of the Software by the Vendor and the acceptance thereof by the Owner shall be performed in accordance with the criteria set forth in Exhibit G.

          14.1.4  Software Fixes.  In the event that any Software Maintenance
                  --------------
Release, Software Upgrade, Software Enhancement or Software Combined Release supplied by the Vendor during the term of this Contract has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with the Specifications or the Exhibits or otherwise adversely affects the functionality or features of any System or any part thereof, then the Vendor shall promptly retrofit or take such other corrective action as may be necessary to ensure that any System or any such affected part, as modified to include each such Software Maintenance Release, Software Upgrade, Software Enhancement or Software Combined Release, shall satisfy, and perform in accordance with, the Specifications and the Exhibits and restore all pre-existing functionality and features as well as provide any new features and functionality provided by any of the foregoing modifications, in each case without any charge to the Owner (other than payment of the applicable fees pursuant to the terms of this Contract). Notwithstanding anything contained herein in this subsection to the contrary, Owner shall be responsible for the cost of any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by any new Software feature or Optional Software Feature which Owner elects to use (provided such use by Owner is optional without losing the benefit of the Software Maintenance Release or Software Upgrade) which are contained in any such Software Upgrade, Software Enhancement or Software Combined Release; provided, however, that Owner shall
                                          --------  -------
not be required to pay for any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by implementation of a required Software Maintenance Release, whether or not such Software Maintenance Release is issued as a stand-alone release, or is contained within a Software Upgrade, Software Enhancement or Software Combined Release.

          14.2  Equipment.
                ---------

               14.2.1 Equipment Upgrades. (a) Equipment Upgrades will be
                      ------------------
provided to the Owner by the Vendor at no charge to the Owner as provided in subsection 14.2.1(b) below. Equipment Enhancements must be provided to the Owner by the Vendor, if requested by the Owner, and the Owner is obligated to make payment therefor in an amount that is specified on the B Exhibits. If the Vendor at any time issues an Equipment Upgrade which is combined with any Equipment Enhancement (collectively, the "Equipment Combined Release") to such Equipment,
                                --------------------------
the Equipment Combined Release will be provided at no charge to the Owner unless and until the Owner uses any of the Equipment Enhancements included within the Equipment Combined Release, provided such use by Owner of such Equipment is optional without losing the benefit of the Equipment Upgrade.

          (b) (i) After a Product has been shipped to the Owner, if the Vendor issues an Equipment Upgrade or Equipment Enhancement, or where a modification to correct an error in field documentation is to be introduced, the Vendor will promptly notify the Owner of such change through the Vendor's design change management system or another Vendor notification procedure. Each change notification, whether or not it bears a restrictive legend, will be subject to the confidentiality obligations provided in subsection 26.18, except that such information may be reproduced by the Owner for the Owner's use as required within the System. If the Vendor has engineered, furnished, and installed a Product which is subject to an Equipment Upgrade, the Vendor will implement such change, at its sole cost and expense, if it is announced within [*] for the AXE switch and [*] for all other Products from the date of shipment of that Product, and subject to the reasonable review and acceptance of the Owner at such times as the Owner reasonably determines that it needs to review such Vendor decision, by either (A) modifying the Product at the Owner's site;
     (B) modifying the Product which the Owner has returned to the Vendor in accordance with the Vendor's reasonable instructions pursuant to and in accordance with the terms of this Contract; or (C) replacing the Product requiring the change with a replacement Product for which such change has already been implemented. If the Vendor has not engineered the original Product application and accordingly office records are not available to the Vendor, the Vendor will provide the generic change information and associated parts for the Owner's use in implementing such change.

                                       37
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (ii) In any of the instances described in clause (i) above, if the Vendor and the Owner agree that a Product or part thereof subject to such change is readily returnable, without incurring any significant time or expense, the Owner, at its expense, will remove and return such Product or part to the Vendor's designated facility within the United States and the Vendor, at its sole expense, will implement such change (or replace it with a Product or part for which such change has already been implemented) at its facility and return such changed (or replacement) Product or part at its sole cost and expense to the Owner's designated location within the United States. Any such reinstallation of Products which were readily returnable will be performed by the Owner at its sole expense, provided such reinstallation can be done by Owner without incurring any significant time or expense. In all other circumstances, Vendor shall provide such removal, repair and reinstallation Services at its sole cost and expense.

               (iii) If the Owner does not make or permit the Vendor to make an Equipment Upgrade as stated above within the appropriate [*] or [*] period from the date of change notification or such other period as the Vendor may agree, subsequent changes, repairs or replacements affected by the failure to make such change may, at the Vendor's option, be invoiced to the Owner whether or not such subsequent change, repair or replacement is covered under the warranty provided in this Contract for such Product. If requested by the Owner, Equipment Upgrades announced more than the appropriate [*] or [*] period from the date of shipment will be implemented at the Owner's expense.

               (iv) If the Vendor issues an Equipment Enhancement after a Product has been shipped to the Owner, the Vendor will promptly notify the Owner of such change if it is being offered to any of the Vendor's customers. Except as otherwise set forth above in subsection 14.2(b), when an Equipment Enhancement is requested by the Owner, the pricing set for such Equipment Enhancements will be at the Vendor's standard charges subject to the applicable discounts set forth in the B Exhibits.

               (v) All change notifications for Equipment Upgrades and Equipment Enhancements provided by the Vendor to the Owner pursuant to the terms of this Contract must contain the following information: (A) a detailed description of the change; (B) the reason for the change; (C) the effective date of the change; and (D) the implementation schedule for such change, if appropriate.

          14.2.2  Notice.  The Vendor shall give, or shall cause to be given to,
                  ------
the Owner not less than ninety (90) days prior written notice of the introduction of any Equipment Enhancement or any Equipment Combined Release. In addition, in each February and August of each year during the Term of this Contract, the Vendor shall provide the Owner with a forecast of future Equipment Enhancements to the Equipment or Equipment Combined Releases then currently being developed by or on behalf of the Vendor.

          14.2.3  Installation, Testing and Acceptance.  The Installation and
                  ------------------------------------
testing of the Equipment by the Vendor and the acceptance thereof by the Owner shall be performed in accordance with the Exhibits and pursuant to the Milestones contained in the Exhibits.

                                       38
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          14.2.4  Equipment Fixes.  In the event that any Equipment Upgrade or
                  ---------------
Equipment Enhancement, directly or indirectly, supplied by the Vendor during the appropriate [*] or [*] period following the Effective Date or during [*] period following the date of shipment of such Equipment Upgrade or Equipment Enhancement, has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with, the Specifications or otherwise adversely affects the functionality, interoperability or features of any System, or any part thereof then the Vendor shall without any charge to the Owner promptly retrofit or take such other corrective action as may be necessary to assure that any System or any such affected part, as modified to include each such Equipment Upgrade and Equipment Enhancement, shall satisfy, and perform in accordance with, the Specifications and restore all pre-existing functionality and features as well as provide any features and functionality provided by any of the foregoing modifications.

          14.2.5  Equipment Backwards Compatibility Warranty.  The Vendor
                  ------------------------------------------
represents and warrants (the "Equipment Backwards Compatibility Warranty") that
                              ------------------------------------------
each New Equipment Release will be Backwards Compatible, provided that it is
                                                         -------- ----
implemented within the specified time provided with each New Equipment Release. [***] Notwithstanding the foregoing, the Equipment Backwards Compatibility Warranty does not apply to Products developed beyond AXE standards not yet finalized as of the date hereof.

          14.3  Notice of Developments.
                ----------------------

               14.3.1 Vendor Developments. The Vendor shall provide the Owner, or cause to be provided to the Owner, through the Owner's chief executive officer, with reasonable written notice of any Product developments, innovations and/or technological advances (collectively "Vendor Developments") relevant to
                                             -------------------
the System simultaneous to giving such notice to any other customer or otherwise making any such Vendor Development public; provided that the Vendor shall not be
                                           -------- ----
obligated to provide the Owner such notice before any other customer if doing so would breach any contractual obligation to any other customer, provided further that any such notice need not include any information originated by another customer of Vendor which is proprietary to such other customer of Vendor. For the purposes of this subsection the term "Vendor" includes the Vendor and its affiliates and subsidiaries.

               14.3.2 Participation in Testing. The Owner has the right, but not
                      ------------------------
the obligation, to witness and/or participate in any initial testing; provided
                                                                      --------
that any such initial testing of Vendor Developments shall be subject to:  (i)
----
scheduling as reasonably determined by the Vendor; (ii) the qualification that the Owner's System meets the technical requirements for the testing of such Vendor Development as reasonably determined by the Vendor (or otherwise that the Owner is willing to update such System to meet such requirements); (iii) the Owner's acknowledgment that it shall be able to provide the resources necessary to implement the initial testing for such Vendor Development; and (iv) the Owner and the Vendor executing a verification office testing agreement that identifies the scope, terms, pricing, responsibilities and schedule related to the initial testing of

                                       39
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

such Vendor Development.  The Vendor shall provide the Owner at least thirty
(30) days prior written notice of its intent to test any such Vendor Development and upon the Owner's written request the Vendor shall allow the Owner to participate in such testing upon terms and in a testing environment reasonably acceptable to the parties at such time. Such rights shall not apply to a Vendor Development originated by another customer of Vendor which includes information which is proprietary to such other customer.

               14.3.3 Quarterly Notices. Vendor shall make reasonable efforts to
                      -----------------
collect and distribute on a quarterly basis a list of new Software bugs, problems, fixes, etc., provided that Vendor shall not be required to distribute
                       -------- ----
confidential information of any other customer.

          SECTION 15.  INTELLECTUAL PROPERTY

          15.1  Intellectual Property.  Neither Owner nor Vendor shall publish
                ---------------------
or use any advertising, sales promotion, press releases or publicity matters relating to this Contract without the prior written approval of the other, in accordance with subsection 26.13.

          15.2  Infringement.  (a)  The Vendor agrees that it shall defend,
                ------------
indemnify and hold harmless, at its own expense, all suits and claims against the Owner for infringement or violation of any patent, trademark, copyright, trade secret or other intellectual property rights of any third party enforceable in the United States or in any other territory where Vendor has approved the deployment or use of Products under this Contract (collectively, "Intellectual Property Rights"), covering, or alleged to cover, the Products or
-----------------------------
any component thereof. The Vendor agrees that it shall pay all sums, including without limitation, reasonable attorneys' fees and other costs incurred at Vendor's written request or authorization, which, in defense of, by final judgment or decree, or in settlement of any suit or claim to which the Vendor agrees, may be assessed against, or incurred by, the Owner on account of such infringement or violation, provided that the Owner shall cooperate in all
                           -------- ----
reasonable respects with the Vendor and its attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the Owner may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers. If a claim for Losses (a "Claim") is to be made by a
                                                      -----
party entitled to indemnification hereunder against the Vendor, the party claiming such indemnification shall give written notice (a "Claim Notice") to
                                                            ------------
the Vendor as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of the Owner in notifying the Vendor shall relieve the Vendor from any obligation hereunder unless (and then solely to the extent) the Vendor is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Vendor as promptly as practicable (and in any event within twenty (20) calendar days after the service of the citation or summons). The Vendor shall be entitled, if it so elects to: (i) defend such lawsuit or action; (ii) employ and engage attorneys of its own choice to handle and defend the same, at the Vendor's cost, risk and expense; and (iii) compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Owner (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Owner in which event such written consent of the Owner shall not be required. If the Vendor fails to assume the defense of such Claim within twenty (20) calendar days after receipt of the Claim Notice, the Owner against which such Claim has been asserted will (upon delivering notice to such effect to the Vendor) have the right to undertake, at the Vendor's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Vendor. In the event the Owner assumes the defense of the Claim, the Owner will keep the Vendor reasonably informed of the progress of any such defense, compromise or settlement. The Vendor shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and the Vendor agrees to indemnify and hold harmless the Owner from and against any Losses by reason of such settlement or judgment.

          (b) The Vendor's obligation under this subsection shall not extend to alleged infringements or violations that arise because the Products provided by the Vendor are used in combination with other products furnished by third parties and where any such combination was not installed, recommended or approved by the Vendor.

          15.3  Vendor's Obligation to Cure.  If in any such suit so defended,
                ---------------------------
all or any part of the Products or any component thereof is held to constitute an infringement or violation of Intellectual Property Rights of others and its use is enjoined, or if in respect of any claim of infringement or violation the Vendor deems it advisable to do so, the Vendor shall at its sole cost, expense and option take one or more of the following actions: (i) procure the right to continue the use of the same without interruption for the Owner; (ii) replace the same with non-infringing Products that meets the Specifications in accordance with the terms of this Contract; or (iii) modify said Products, any System or any component thereof so as to be non-infringing, provided that the
                                                            -------- ----
Products, any System or any component thereof as modified meets all of the Specifications. In the event that the Vendor is not able to cure the infringement pursuant to clause (i), (ii) or (iii) in the immediately preceding sentence, in addition to the other rights and remedies provided in this Section 15, the Vendor shall refund to the Owner the full purchase price paid by the Owner for such infringing Product or feature, and the Owner shall be under no obligation to return to the Vendor such infringing Product or feature regardless of whether, or by what means, the Owner, on its own or otherwise, subsequently cures such infringement, unless Owner is directed to do so by court order.

          15.4  Vendor's Obligations.  The Vendor's obligations under this
                --------------------
Section 15 shall not apply to any infringement or violation of Intellectual Property Rights caused by unauthorized modification of the Products, any System or any component thereof by the Owner, or arises from adherence to instructions to apply Owner's trademark, trade name or other company identification to a Product, or any infringement caused solely by the Owner's use and maintenance of the Products other than in accordance with the Specifications, except as authorized or permitted by the Vendor. The Owner shall indemnify the Vendor against all liabilities and costs, including reasonable attorneys' fees, for defense and settlement of any and all claims against the Vendor for infringements or violations based upon this subsection.

          15.5  Liability of Vendor.  The Liability of Vendor with respect to
                -------------------
any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any items furnished pursuant to this Contract shall be limited to the specific undertakings contained in this Section 15.

          SECTION 16.  DELAY

          16.1  Liquidated Damages.  The parties agree that damages for delay
                ------------------
are difficult to calculate accurately and not reasonably determinable at the time of execution of this Contract, and, therefore, agree that liquidated damages (the "Liquidated Damages") shall be paid for non-performance or late
              ------------------
performance of the Vendor's obligations to achieve a Guaranteed Substantial Completion Date for reasons not otherwise excused by Force Majeure or Owner's failure to satisfy its obligations set out in this Contact. The parties agree that Liquidated Damages are intended to compensate Owner for the delayed or late performance by the Vendor and are not a penalty.

          16.2  Delay and Default.  In the event the Vendor fails to achieve
                -----------------
(other than as permitted by this Contract) the Substantial Completion of a System on or before the Guaranteed Substantial Completion Date for such System or during a ten day cure period following such date, the Vendor shall pay, weekly in arrears, for the next [*] commencing on the eleventh day after the Guaranteed Substantial Completion Date, Liquidated Damages to the Owner in an amount equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to the System with respect to which the Vendor has so failed, based on the number of days elapsed after a ten day cure period following the Guaranteed Substantial Completion
Date and before the achievement of Substantial Completion; provided that in the
                                                           -------- ----
event that Substantial Completion is not achieved prior to the expiration of such [*] period, thereafter Vendor shall pay, weekly in arrears, additional Liquidated Damages to the Owner in an amount equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to the System with respect to which the Vendor has so failed, based on the number of days elapsed after the [*] plus ten (10) day cure period following the Guaranteed Substantial Completion Date and before the achievement of Substantial Completion; provided that in no event shall the
                                       -------- ----
amount of Liquidated Damages so paid in respect of a System exceed [*] of the total amount of all Purchase Orders relating to the System with respect to which the Vendor has so failed.

          16.3  System Capacity Guarantee.  Vendor guarantees (the "Capacity
                -------------------------                           --------
Guarantee") embedded sector Erlang capacity according to the following table.
---------

                                       42
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

          16.4  Limitation.  The foregoing provisions concerning Liquidated
                ----------
Damages shall not be deemed to limit the amount payable by the Vendor to the Owner for breach of contract, except for amounts payable on account of delay as aforesaid, provided, however that the payment of Liquidated Damages shall be Owner's sole remedy for the delay giving rise to the Vendor's obligation to pay the Liquidated Damages.

          16.5  Early Completion Bonus.  With respect to a System, Vendor shall
                ----------------------
be entitled to an early completion bonus from the Owner in the event that Substantial Completion with respect to such System occurs on or prior to the date that is [*] prior to the Guaranteed Substantial Completion Date for such System. Such early completion bonus shall be equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to such System, based on the number of days that Substantial Completion occurs prior the date that is [*] prior to the Guaranteed Substantial Completion Date for such System.

          SECTION 17.  FORCE MAJEURE

          17.1  Excusable Delay.  (a)  If the performance of this Contract, or
                ---------------
of any obligation hereunder except for the obligations set forth in Section 5 is prevented, restricted or interfered with by reason of fires, breakdown of plant, labor disputes, embargoes, government ordinances or

                                       43
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

requirements, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers, inability to obtain necessary materials or services from suppliers, or other causes beyond the reasonable control of the party whose performance is affected ("Force Majeure"), then the party affected,
                                      ----- -------
upon giving prompt notice to the other party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such party's obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid
       -------- ----
or remove such cause of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.

          (b) The party claiming the benefit of excusable delay hereunder shall: (i) promptly notify the other party of the circumstances creating the failure or delay and provide a statement of the impact of such party failure or delay; and (ii) use reasonable efforts to avoid or remove such causes of nonperformance, excusable failure or delay. If an event of Force Majeure prevents the Vendor from performing its obligations under this Contract for a period exceeding sixty (60) days, the Owner may, upon prior written notice to the other party, terminate any affected Purchase Orders.

          (c) In the event of a Force Majeure which the party claiming relief for such event has used all best efforts to resolve in accordance with the terms of this Contract, upon the written request of either party, the other party shall in good faith negotiate modifications, to the extent reasonable and necessary, in scheduling and performance criteria in order to reasonably address the impact of such Force Majeure.

          (d) In the event that a Purchase Order is terminated due to an event of Force Majeure, the Minimum Purchase Commitment shall be reduced by an amount equal to the terminated Purchase Order.

          SECTION 18.  WARRANTIES

          18.1  Equipment and Services Warranty.  Vendor warrants that, with
                -------------------------------
respect to each System, for a period of two (2) years from the date of Substantial Completion, provided, however that if prior to Final Acceptance a Major Outage occurs, the two (2) year period shall be extended by the number of days elapsed between Substantial Completion and the date the Owner signs the Certificate of Final Acceptance (as so determined, the "Warranty Period"), all
                                                        ---------------
Equipment and Services furnished under this Contract with respect to such System will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Equipment and Services Warranty"),
                                     -------------------------------
provided, however, that with respect to those Services for which a warranty is set forth in an Exhibit, the warranty contained in the Exhibit shall supersede the general Services warranty contained in this Section 18.1. With respect to third-party manufactured Products which are not a part of a Core System, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in the B

Exhibits, all Products referenced in the B Exhibits qualify as Vendor-warranted Products. The Vendor's obligations with respect to the Equipment and Services Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Product fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to the Owner on account of the purchase price for the total System, less a pro-rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in In Revenue Service. For purposes of calculating such pro rata discount, the period of time the Owner would have been able to operate the System within In Revenue Service shall be: (i) ten (10) years from Substantial Completion for the AXE switch; and (ii) seven (7) years from Substantial Completion for all other Products. In the event that Vendor pays a refund hereunder, Owner shall return such Products to Vendor at Vendor's sole cost and expense. The Warranty Period for all Equipment or Services repaired, replaced or corrected under the Equipment and Services Warranty shall be the longer of: (i) one (1) year from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable; or (ii) or the unexpired term of the Warranty Period. The Warranty Period for Equipment purchased as spares shall be two (2) years from installation of such Equipment.

     For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the
                                  -------- ----
Specifications.

          18.2  Expansions Warranty.  Vendor warrants that, with respect to
                -------------------
Products and Services constituting Expansions (including Expansions to a System, or Expansions or growth not part of a System, and all other purchased Products) furnished under this Contract will be free of Defects and Deficiencies and shall conform the applicable portions of the Specifications (the "Expansions
                                                            ----------
Warranty"). The warranty period with respect to such Products and Services shall be two (2) years from the date of installation completion or completion of Services, as the case may be (the "Expansions Warranty Period").  With
                                      --------------------------
respect to third-party manufactured Products which are not a part of a Core System, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in the B Exhibits, all Products referenced in the B Exhibits qualify as Vendor-warranted Products. The Vendor's obligations with respect to the Expansions Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. The warranty period for all Equipment or Services repaired, replaced or corrected under the Expansions Warranty shall be the longer of: (i) one (1) year from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable; or (ii) the unexpired term of the Expansions Warranty Period. The Warranty Period for Equipment purchased as spares shall be two (2) years from installation of such Equipment.

     For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the
                                  -------- ----
Specifications.

          18.3  Software Warranty.  Vendor warrants that, with respect to each
                -----------------
System for the Warranty Period, all Software will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Software Warranty"). The Vendor's obligations with respect to the
      -----------------
Software Warranty shall be to attempt first to repair or replace at no additional cost, any defective Software. If, after using its best efforts to repair or replace such Software and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Software fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to Owner on account of the purchase price for the total System, less a pro rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in In Revenue Service. For purposes of calculating such pro rata discount, the period of time the Owner would have been able to operate the System In Revenue

Service shall be: (i) ten (10) years from Substantial Completion for the AXE switch; and (ii) seven (7) years from Substantial Completion for all other Products. In the event that Vendor pays a refund hereunder, Owner shall return such Products to Vendor. The warranty period for all Software so corrected or replaced under the Software Warranty shall be the longer of: (i) one (1) year from the date of delivery of the repaired or replacement Software; or (ii) or the unexpired term of the Warranty Period. Vendor shall be solely responsible for all costs and expenses incurred by Owner or Vendor in connection with the de-installation, removal and transportation of defective Software under the Software Warranty and for the transportation and installation of repaired, corrected or replacement Software, including without limitation any additional or upgraded Equipment or processing capability necessary to run or operate such repaired, corrected or replacement Software. The Warranty Period with respect to Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases shall be two (2) years from the successful installation of such Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements.

          18.4      Reserved.

          18.5      Reserved.

          18.6  Warranty Claim Procedures.  (a)  If the Owner claims a breach of
                -------------------------
any warranty, it shall notify the Vendor of the claimed breach within a reasonable time after its determination that a breach has occurred. The Owner shall allow the Vendor to inspect the Equipment, Software, Services, or the System, as the case may be, on-site in order to effect the necessary repairs.

          (b) The Vendor shall respond to such warranty claims for warranty Services in accordance with the procedures outlined in Exhibit N.

          18.7  Technical Assistance.  The Vendor shall maintain a technical
                --------------------
assistance center and shall have technical support available to the Owner in accordance with the requirements set forth in Exhibit N.

          18.8  Scope of Warranties.  Unless otherwise stated herein, the
                -------------------
Warranties shall not apply to:

                18.8.1 or nonconformities to the extent resulting from the following, if not consistent with applicable Specifications: unauthorized Owner modifications, misuse, neglect, accident, abuse, improper wiring, repairing, splicing, alteration, installation, storage or maintenance failure of Owner to apply previously applicable Vendor modifications or corrections; or

                18.8.2 any Equipment, Services or Software damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning or power failure other than to the extent that any such Equipment, Services or Software should in accordance with the Specifications be able to withstand any such events; or

                18.8.3 non-integral items normally consumed in operation or which has a normal life inherently shorter than the Warranty Periods (e.g.,
                                                                      ----
fuses, lamps, magnetic tape); or

                18.8.4 damages or defects resulting directly from third party equipment, provided that this shall in no event limit the Vendor's obligations
           -------- ----
as to interoperability pursuant to the terms of this Contract; or

                18.8.5 Equipment which have had their serial numbers or months and year of manufacture removed or obliterated by the Owner; or

                18.8.6 failures or deficiencies in BTS performance or System optimization resulting solely from changed environmental conditions or unauthorized changes to the System by Owner, or changes not consented to by Owner including but not limited to the growth of trees and other foliage, the erection of buildings, and interference from third party radio transmissions not otherwise engineered for by the Vendor;

except when any such damage or defects are made, done or caused by the Vendor or any of its Subcontractors, their respective agents and employees.

          18.9  Third Party Warranties.  If the Vendor purchases or subcontracts
                ----------------------
for the manufacture of any part of a System or the performance of any of the Services to be provided hereunder from a third party, the warranties given to the Vendor by such third party shall inure, to the extent assigned to the Owner pursuant to this Section 18 or permitted by law, to the benefit of the Owner, and the Owner shall have the right, at its sole discretion, to enforce such warranties directly and/or through the Vendor. The warranties of such third parties shall be in addition to and shall not, unless otherwise expressly stated herein, be in lieu of any warranties given by the Vendor under this Contract.

          18.10  Additional Sites.  In the event that under the remedy
                 ----------------
provisions of this Section 18 the Vendor is required to provide additional MSC and/or BTSs requiring additional Sites, the Owner shall be responsible for all Site Acquisition.

          18.11  EXCLUSIVE REMEDIES.  THE FOREGOING EQUIPMENT, SERVICES,
                 ------------------
SOFTWARE AND EXPANSIONS WARRANTIES AND REMEDIES ARE EXCLUSIVE FOR THE PURPOSES OF ANY BREACH BY THE VENDOR OF ANY SUCH WARRANTY AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


          SECTION 19.  INSURANCE

          19.1  Insurance.  The Vendor shall maintain insurance in accordance
                ---------
with the provisions set forth in Exhibit Q.

          SECTION 20.  INDEMNIFICATION AND LIMITATION OF LIABILITY

          20.1  Indemnity.  Vendor agrees to indemnify, defend and hold harmless
                ---------
Owner and its affiliates and their respective directors, officers, employees, agents, successors and assigns, from Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

          (a) Vendor's failure to observe or perform any duties or obligations to Subcontractors or any third parties within the reasonable contemplation of this Contract;

          (b) the death or bodily injury of any agent, employee, customer, business invitee or any other person caused by the tortious conduct (including without limitation negligence, willful misconduct or breach of warranty) or strict liability of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives;

          (c) the damage, loss or destruction of any real or tangible personal property caused by the tortious conduct (including without limitation negligence, willful misconduct or breach of warranty) or strict liability of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives; or

          (d) any claim, demand, charge, action, cause of action or other proceeding asserted against Owner but arising out of or resulting from an act or omission of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives in its or their respective capacities as an employer.

          20.2  Claim for Losses.  If a Claim is to be made by a party entitled
                ----------------
to indemnification hereunder against the Vendor, the party claiming such indemnification shall give a Claim Notice to the Vendor as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of the Owner in notifying the Vendor shall relieve the Vendor from any obligation hereunder unless (and then solely to the extent) the Vendor is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Vendor as promptly as practicable (and in any event within twenty
(20) calendar days after the service of the citation or summons). The Vendor shall be entitled, if it so elects to: (i) defend such lawsuit or action; (ii) employ and engage attorneys of its own choice to handle and defend the same, at the Vendor's cost, risk and expense; and (iii) compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Owner (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Owner in which event such written consent of the Owner shall not be required. If the Vendor fails to assume the defense of such Claim within twenty (20) calendar days after receipt of the Claim Notice, the Owner against which such Claim has been asserted will (upon delivering notice to such effect to the Vendor) have the right to undertake, at the Vendor's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Vendor. In the event the Owner assumes the defense of the Claim, the Owner will keep the Vendor reasonably informed of the progress of any such defense, compromise or settlement. The Vendor shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and the Vendor agrees to indemnify and hold harmless the Owner from and against any Losses by reason of such settlement or judgment.

          20.3  Limitation Of Liability.  THE ENTIRE LIABILITY OF VENDOR FOR ANY
                -----------------------
CLAIM, LOSS, DAMAGE OR EXPENSE OF OWNER OR ANY OTHER ENTITY ARISING OUT OF THIS CONTRACT, OR THE USE OR PERFORMANCE OF ANY PRODUCT OR SERVICE, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT OR TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY, SHALL BE EXPRESSLY SET FORTH HEREIN AND AS
FOLLOWS:

     1.   FOR INFRINGEMENT, THE REMEDIES SET FORTH IN SECTION 15;

     2. FOR THE NON-PERFORMANCE OF PRODUCTS OR SERVICES DURING THE WARRANTY PERIOD, THE REMEDIES SET FORTH IN THE APPLICABLE CLAUSE OF SECTION 18;

     3. FOR DELAYS ATTRIBUTABLE TO FAILURE TO ACHIEVE A GUARANTEED SUBSTANTIAL COMPLETION DATE OR FAILURE TO SATISFY THE CAPACITY GUARANTEE, THE AGGREGATE OF THE DAMAGES WITH RESPECT TO THE FOREGOING SHALL NOT EXCEED AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNTS OF ALL PURCHASE ORDERS WITH RESPECT TO ALL SYSTEMS, PROVIDED THAT FOR PURPOSES OF
                                              -------- ----
          QUANTIFYING THE DAMAGES FOR A FAILURE TO SATISFY THE CAPACITY GUARANTEE, THE ADDITIONAL EQUIPMENT FURNISHED BY THE VENDOR AT NO CHARGE TO THE OWNER SHALL BE VALUED AT THE PURCHASE PRICES FOR SUCH EQUIPMENT SET FORTH IN THIS CONTRACT AND, AS SO VALUED, SHALL BE DEEMED TO BE DAMAGES FOR PURPOSES OF THIS SUBSECTION AND;

      4. EXCEPT AS PROVIDED IN PARAGRAPH 5 BELOW, FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE, VENDOR'S TOTAL LIABILITY TO THE OWNER, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY) SHALL BE LIMITED TO AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNT OF ALL PURCHASE ORDERS ISSUED UNDER THIS CONTRACT.

                                       50
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

      5. THE LIMITATION SET FORTH IN PARAGRAPH 4 ABOVE SHALL NOT APPLY WITH RESPECT TO: (i) CLAIMS OF BREACH OF CONFIDENTIALITY; (ii) CLAIMS SUBJECT TO INDEMNIFICATION PURSUANT TO SUBSECTION 20.1 ABOVE OR PATENT INFRINGEMENT PROVISIONS OF THIS CONTRACT; OR (iii) FAILURE TO COMPLY WITH APPLICABLE LAWS.

      6. NOTWITHSTANDING ANY OTHER PROVISION OF THIS CONTRACT, NEITHER PARTY, NOR THEIR AFFILIATES, NOR THEIR EMPLOYEES, DIRECTORS, OFFICERS AND SUPPLIERS SHALL BE LIABLE FOR THE OTHER PARTY'S INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS CONTRACT OR THE USE OR PERFORMANCE OF ANY PRODUCTS OR SERVICES OR, EXCEPT AS SET FORTH ABOVE, FOR DAMAGES IN EXCESS OF THE AGGREGATE AMOUNT OF ALL PAYMENTS MADE TO THE VENDOR HEREUNDER. THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.

          SECTION 21.  REPRESENTATIONS AND WARRANTIES

          21.1  Representations and Warranties of the Parties.  The parties
                ---------------------------------------------
hereby represent and warrant as follows:

                21.1.1  Due Organization. Each party represents and warrants to
                        ----------------
the other party that the representing party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Contract makes such qualification necessary or required.

                21.1.2  Due Authorization; Binding Obligation. Each party
                        -------------------------------------
represents and warrants to the other party that the representing party has full corporate power and authority to execute and deliver this Contract and to perform its obligations hereunder, and the execution, delivery and performance of this Contract by the representing party have been duly authorized by all necessary corporate action on the part of the party; this Contract has been duly executed and delivered by such party and is the valid and binding obligation of the party enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

                21.1.3 Non-Contravention. Each party represents and warrants to
                       -----------------
the other party that the execution, delivery and performance of this Contract by the representing party and the consummation of the transactions contemplated hereby will not contravene its certificate of incorporation or by-laws and will not conflict with or result in: (i) a breach of or default under any material indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling applicable to it or by which it or any of its properties is bound or affected; or (ii) a breach by the representing party of any Applicable Law.

                21.1.4  Regulatory Approvals. Vendor represents and warrants to
                        --------------------
Owner that all authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any Governmental Entity or any other Person required in connection with the execution, delivery and performance of this Contract by the Vendor have been obtained or shall be obtained in due course.

                21.1.5 Non-Infringement. Vendor represents and warrants to Owner
                       ----------------
that to the best of Vendor's knowledge after reasonable investigation, as of the Effective Date there are no actual claims or threatened or actual suits in connection with patents or other Intellectual Property Rights that could materially adversely affect it's the Vendor's ability to perform its obligations under this Contract.

                21.1.6  Requisite Knowledge. Vendor represents and warrants to
                        -------------------
Owner that that Vendor has all requisite knowledge, know-how, skill, expertise and experience to satisfy its obligations in accordance with the terms of this Contract.

                21.1.7  Financial Capacity. Vendor represents and warrants to
                        ------------------
Owner that Vendor has the financial, management and manufacturing capacity and capabilities to satisfy its obligations in a timely manner in accordance with the terms of this Contract.

          SECTION 22.  TITLE AND RISK OF LOSS

          22.1  Title.  Title to Equipment shall pass to the Owner upon delivery
                -----
of such Equipment to the location specified in the Exhibits.

          22.2  Risk of Loss.  Risk of loss or damage of any Products furnished
                ------------
to the Owner in connection with this Contract shall pass from the Vendor to the Owner upon the later of: (i) delivery of such Products to the Sites; or (ii) if Vendor is responsible for Site Preparation, the date of the Site Preparation Substantial Completion Certificate; provided that during the period a party has
                                    -------- ----
the risk of loss or damage to an item, nothing in this section shall relieve the other party of responsibility for loss or damage to the item resulting from the acts or omissions of the other party, its employees, or agents.

          SECTION 23.  DISPUTE RESOLUTION

          23.1  Dispute Resolution.  In the event any controversy, claim,
                ------------------
dispute, difference or misunderstanding between the Owner and the Vendor arises out of or relates to this Contract, any term or condition hereof, any of the Work to be performed hereunder or in connection herewith, each party shall designate managers to meet and negotiate in good faith in an attempt to amicably resolve such controversy, claim, dispute, difference or misunderstanding in writing. Such managers shall meet for this purpose within ten (10) Business Days, or such other time period mutually agreed to by the parties, after written notice from either party. If the parties are unable to resolve the controversy, claim, dispute, difference or misunderstanding through good faith negotiations within ten (10) Business Days after such meeting or meetings, each party shall, within five (5) Business Days after the expiration of such ten (10) Business Day period, prepare a written position statement which summarizes the unresolved issues and such party's proposed resolution. Such position statement shall be delivered by the Vendor to the Owner's Chief Executive Officer and by the Owner to the Vendor's corresponding officer or representative for resolution within five (5) Business Days, or such other time period mutually agreed to by the parties.

          23.2  Tolling.  All applicable statutes of limitation shall be tolled
                -------
to the extent permitted by Applicable Law while the dispute resolution procedures specified in this Section are pending, and nothing herein shall be deemed to bar any party from taking such action as the party may reasonably deem to be required to effectuate such tolling.

          SECTION 24.  TERMINATION AND EVENTS OF DEFAULT

          24.1  Termination Without Cause.  Notwithstanding anything in this
                -------------------------
Contract to the contrary, Owner, at anytime, for any reason or for no reason, may terminate this Contract without notice and without further liability if, at the time of such termination, the aggregate payments previously made, by or on behalf of the Owner, to Vendor under this Contract is equal to or greater than the Minimum Purchase Commitment. Any Purchase Orders issued prior to any such termination above shall remain in effect and shall be fulfilled to the extent that such orders are outstanding as of the date of such termination.

          24.2  Termination for Cause.  The Owner shall have the right to
                ---------------------
terminate this Contract in its entirety (except as otherwise set forth in clause
(g) below) without any penalty or payment obligation, except as provided in subsection 24.5 below, upon the occurrence of any of the events of default (each a "Vendor Event of Default") as set forth below:
   -----------------------

          (a) the Vendor (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing; (ii) admits the material allegations of any petition in bankruptcy filed against it; (iii) is adjudged bankrupt; (iv) is unable generally to pay its debts as they mature; (v) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty
(60) days after his appointment; or (vi) the Vendor commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or

          (b) the Vendor disregards or violates any Applicable Laws or Applicable Permits which has a material adverse effect on the business, financial condition or operations of Owner or on any of its Systems ("Material
                                                                      --------
Adverse Effect"); or
--------------

          (c)  the Vendor allows material Defects and Deficiencies to exist; or

          (d) the Vendor fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth herein; or

          (e)  the Vendor abandons or ceases for a period in excess of thirty
(30) days its performance of the Work (except as a result of Force Majeure or a casualty which is fully covered by insurance or as to which other provisions reasonably acceptable to the Owner are being diligently pursued); or

          (f) the Vendor assigns or subcontracts Work other than as provided for in this Contract which has a Material Adverse Effect; or

          (g) the Vendor misses the Guaranteed Substantial Completion Date for any given System by a period in excess of one hundred-fifty (150) days; provided
                                                                        --------
that in such case the Owner shall have the right, but not the obligation, to
----
terminate this Contract with respect to only that System in which such delay occurred; and provided further that such failure to achieve such date was not caused by: (i) a Force Majeure event; and/or (ii) any act or omission of the Owner; or

          (h) if an event of Force Majeure prevents the Vendor from performing its obligations under this Contract for a period exceeding sixty (60) days, the Owner may, upon prior written notice to the Vendor, terminate this Contract in accordance with the Force Majeure provisions above; or

          (i) the Vendor otherwise materially breaches any provision of this Contract.

          24.3  Remedies.  (a)  If any of the Vendor Events of Default exists,
                --------
the Owner may, in addition to and without prejudice to any other rights or remedies of the Owner in this Contract or at law or in equity, terminate this Contract upon written notice to the Vendor; provided, however, that the Owner
                                            --------  -------
shall have first provided to the Vendor the following periods of notice and opportunity to cure:

                (i) in the case of a Vendor Event of Default specified in the foregoing clauses (a) or (b), no notice or opportunity to cure shall be required from the Owner; and

                (ii) in the case of any other Vendor Event of Default, the Owner shall have provided thirty (30) days prior written notice, and the Vendor shall have failed to: (i) commence to cure the default within five
     (5) Business Days of delivery of such notice; and (ii) diligently pursue such cure and remedy the breach entirely.

          (b) If the Owner elects to terminate this Contract, the Owner may, in addition to and without prejudice to any other rights or remedies of the Owner in this Contract or of law or in equity, do one or more of the following:


               (i) require Vendor, at no additional charge to Owner, to complete or assist others with the completion of all ordered but unfinished Work, including the sharing with Owner and others all relevant engineering and design data, procurement data, manufacturing data, construction and erection data, start-up and testing data, materials, and Products that shall become part of such unfinished System and/or the specified Systems, which Vendor would otherwise have been required to deliver to Owner pursuant to the terms of this Contract but for the breach, under reasonably appropriate non-disclosure agreements; or


               (ii) direct that the Vendor assign its Subcontractor agreements to the Owner without any change of price or conditions therein or penalty or payment therefor.


          (c) In the event of any termination of this Contract by Owner in connection with a Vendor Event of Default, Owner shall have no liability for any failure to satisfy the Minimum Purchase Commitment prior to such termination.


          24.4  Discontinuance of Work.  Upon such notification of termination,
                ----------------------
the Vendor shall immediately discontinue all of the Work (unless such notice of termination directs otherwise), and, as more fully set forth in subsection 24.3(b), deliver to the Owner copies of all data, drawings, specifications, reports, estimates, summaries, and such other information, and materials as may have been accumulated by the Vendor in performing the Work, whether completed or in process, which Vendor would otherwise have been required to deliver to Owner pursuant to this Contract but for the breach. Furthermore, the Vendor shall assign, assemble and deliver to the Owner all purchase orders and Subcontractor agreements requested by the Owner.


          24.5  Payments.  If the Owner terminates this Contract pursuant to
                --------
subsection 24.2, the Vendor shall not be entitled to receive further payment other than payments due and payable under this Contract and not subject to dispute prior to such termination (provided that any such disputed amounts shall
                                   -------- ----
be paid by the Owner when and if such dispute is in fact resolved). Notwithstanding anything herein to the contrary, the Owner may withhold payments, if any, to the Vendor for the purposes of offset of amounts owed to the Owner pursuant to the terms of this Contract until such time as the exact amount of damages due the Owner from the Vendor is fully determined by a court of competent jurisdiction.


          24.6  Continuing Obligations.  Termination of this Contract for any
                ----------------------
reason (i) shall not relieve either party of its obligations with respect to the confidentiality of the Proprietary Information as set forth in subsection 26.18;
(ii) shall not relieve either party of any obligation which applies to it and which expressly or by implication survives termination; and (iii) except as otherwise provided in any provision of this Contract expressly limiting the liability of either party, shall not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by acts or omissions of such party prior to the effectiveness of such termination or arising out of its obligations as to portions of the Work already performed or of obligations assumed by the Vendor prior to the date of such termination.


          24.7  Vendor's Right to Terminate.  The Vendor shall have the option
                ---------------------------
to terminate this Contract without any penalty or payment obligations, other than undisputed payment obligations outstanding as of the date of any such termination pursuant to the terms of this Contract if:


          (a) the Owner (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing: (ii) admits the material allegations of any petition in bankruptcy filed against it; (iii) is adjudged bankrupt; (iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment; or (v) commences any proceeding for relief from its creditors in any court under any state insolvency statutes, and any such filing, proceeding, adjudication or assignment as described herein above shall otherwise materially impair the Owner's ability to perform its obligations under this Contract; or


          (b) the Owner fails to make payments of undisputed amounts due to the Vendor pursuant to the terms of this Contract which are more than sixty (60) days overdue, provided that such failure has continued for at least thirty (30)
              -------- ----
days after the Vendor has notified the Owner of its right and intent to so terminate on account of such overdue amount; and provided, further, that such failure to make undisputed payments to Vendor shall not arise out of or relate to a termination of or credit restrictions under the Vendor Financing, or


          (c) the Owner materially breaches any provision of this Contract other than a breach to which subsection 24.7(b) is applicable, and after the Vendor having provided thirty (30) days' prior written notice, the Owner shall have failed to: (i) commence to cure the default within five (5) Business Days of delivery of such notice; and (ii) diligently pursue such cure and remedy the breach entirely.


          24.8  Special Termination Events.  (a)  Anytime prior to eighteen (18)
                --------------------------
months before termination or expiration of the Availability Period, Vendor, at its option, may unilaterally extend the Availability Period. Availability Period is defined in the documentation of the Vendor Financing.


          (b)  [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


          (c) If at any time after the Effective Date any material change shall have occurred in any Applicable Law or in the interpretation thereof by any Governmental Entity, or there shall be rendered any decision in any judicial or administrative case or proceeding, in either case which, in the reasonable opinion of the Owner would make the Owner's use of any part of any System illegal or would subject the Owner or any of its Affiliates to any material penalty, other material liability or onerous condition or to any burdensome regulation by any Governmental Entity or otherwise render the use of such System economically nonviable, then, with respect to such System, or affected part thereof, or with respect to all Systems if so affected, the Owner may terminate this Contract without charge or penalty of any kind; provided that (i) the Owner
                                                     -------- ----
gives the Vendor prior written notice of any such change or decision and (ii) that the Owner uses its reasonable efforts for a reasonable time to reverse or ameliorate such change or decision to the extent possible or practical prior to declaring such termination. In the event of a termination pursuant to this subsection, payment obligations incurred by the Owner for Work actually done or Products or Services actually delivered by the Vendor prior to such termination pursuant to this Contract shall be payable by the Owner to the Vendor on the same terms and subject to the limitations set forth in subsection 24.8(a) above.



          SECTION 25. SUSPENSION


          25.1  Owner's Right to Suspend Work.  The Owner may at any time issue
                -----------------------------
a Change Order to the Vendor to suspend all or any part of the Work for such period of time as the Owner may reasonably determine to be appropriate. Any such Change Order shall be handled in accordance with the provisions of Section 11 hereof.



          SECTION 26.  MISCELLANEOUS


          26.1  Amendments.  The terms and conditions of this Contract may only
                ----------
be amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Contract amendments shall be signed by duly authorized representatives of each of the Vendor and the Owner.


          26.2  Owner Liabilities.  Vendor understands and agrees that no third
                -----------------
party shall guarantee or otherwise be in any way liable with respect to any obligations or liabilities of the Owner or any of its affiliates pursuant to this Contract.


          26.3  Offset.  The Vendor hereby waives any right of offset of amounts
                ------
owed by the Owner to the Vendor pursuant to the terms of this Contract.


          26.4  Assignment.  The Owner may assign this Contract, or any part
                ----------
hereof, to any Affiliate of Owner without the Vendor's approval or consent. Subject to the foregoing and except as otherwise permitted herein, neither this Contract nor any portion hereof may be assigned by either party without the express prior written consent of the other party. The Owner may, without

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

the consent of the Vendor, collaterally assign its rights hereunder (including but not limited to all licenses with respect to the Software) to any or all parties providing financing for any part of a System for the benefit of the Vendor and one or more other entities providing financing for any part of a System or similar arrangement for the benefit of the Vendor and one or more other entities providing for the financing for any part of a System, in either case, which arrangement, as the case may be, is reasonably acceptable to the Vendor in accordance with the terms of the financing documents. If requested by the Owner, the Vendor shall within seven (7) calendar days of such request provide a written consent to any such assignment; provided that such consent
                                                  -------- ----
shall permit reassignment if the financing parties exercise their remedies under the documents for such financing subject to reasonable standards as to: (i) the creditworthiness of the assignee; and (ii) the fact that the assignee is not at such time a direct competitor of the Vendor involved in the manufacture of communications equipment, software or related services. The foregoing rights and obligations are in addition to those set forth elsewhere in this Contract. Any attempted assignment in violation of the terms of this Contract shall be null and void. Subject to the foregoing, this Contract shall bind and inure to the benefit of the parties to this Contract, their successors and permitted assigns. Notwithstanding the foregoing, Vendor shall have the right to assign this Contract to its affiliate, Ericsson Inc.; provided however, such assignment shall not relieve Vendor of its obligations hereunder or cause Owner to incur any additional costs or expenses.


          26.5  Notices.  Except as otherwise expressly stated herein, all
                -------
notices, requests, demands and other communications which are required or may be given under this Contract shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service; and three (3) days after sending, if sent by certified or registered mail, postage prepaid, return receipt requested. All notices shall be addressed as follows:


          If to the Owner:


               CRICKET COMMUNICATIONS, INC.
               10307 Pacific Center Court
               San Diego, California  92121
               Attention:  Chief Executive Officer

               With a copy to:
               Sr. Vice President, General Counsel
               10307 Pacific Center Court
               San Diego, California 92121

               Telephone:  (858) 882-6000
               Facsimile:  (858) 882-6080

          If to the Vendor:


               Ericsson Wireless Communications Inc.
               6455 Lusk Boulevard
               San Diego, California 92121


               Attention:  President
               Telephone:  (858) 332-5000
               Facsimile:  (858) 332-7188


               With a copy to:
               Vice President, General Counsel
               Telephone:  (858) 332-5000
               Facsimile:  (858) 332-7189

By written notice provided pursuant to this subsection, either party may change its designated addressee for purposes of giving notices under this Contract.


          26.6  Governing Law.  This Contract is governed by the laws of the
                -------------
State of California, without regard to principles of conflict of laws. This Contract shall be deemed to be made and executed in the State of California.


          26.7  Remedies.  Subject only to the limitations on liability
                --------
contained in subsection 20.3, each party shall be entitled to pursue any and all rights and remedies that are available at law or in equity.


          26.8  Consent to Jurisdiction.  Each party to this Contract, by its
                -----------------------
execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of California or the state courts of the State of California located in San Diego, California for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof; (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that-any such proceeding brought in one of the above-named courts is improper, or that this Contract or the subject matter hereof may not be enforced in or by such court; and (iii) hereby agrees not to commence any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by California law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified herein.

          26.9  Compliance with Law.  The Owner and the Vendor shall comply with
                -------------------
all Applicable Laws in the performance of this Contract, including, without limitation, the laws and regulations of the United States Department of Commerce, State Department and the Federal Communications Commission and any other applicable agency or department.


          26.10  Headings.  The headings given to the Sections and subsections
                 --------
herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular Section or subsection to which the title refers.


          26.11  Severability.  Whenever possible, each provision of this
                 ------------
Contract shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Contract shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Contract shall remain in full force and effect and such prohibited or invalid provision shall remain in effect in any jurisdiction in which it is not prohibited or invalid.


          26.12  Waiver.  Unless otherwise specifically provided by the terms of
                 ------
this Contract, no delay or failure to exercise a right resulting from any breach of this Contract shall impair such right or shall be construed to be a waiver thereof, but such right may be exercised from time to time as may be deemed expedient. If any representation, warranty or covenant contained in this Contract is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and not be deemed to waive any other breach under this Contract.


          26.13  Public Statements and Advertising.  (a)  Neither party shall
                 ---------------------------------
issue any public statement (or any private statement unless required in the performance of the Work) relating to or in any way disclosing any aspect of the Work or any System including the scope, the specific terms of this Contract, extent or value of the Work or any System. Express written consent of the other party is required prior to the invitation of or permission to any reporter or journalist to enter upon the System or any part thereof. The Vendor agrees not to use for publicity purposes any photographs, drawings and/or materials describing any System without obtaining the prior written consent of the Owner, which consent shall not be unreasonably withheld. The Owner agrees not to use for publicity purposes any photographs, drawings and/or materials describing the Vendor's products and services without obtaining the prior written consent of the Vendor, which consent shall not be unreasonably withheld. This subsection shall not prohibit the provision of necessary information to prospective Subcontractors and the Vendor's or the Owner's personnel, agents or consultants or other disclosures which are required by Applicable Law, including without limitation federal and state securities laws and regulations. All other such public disclosures by a party require the written consent of the other party.


          (b) Each party shall submit to the other proposed copies of all advertising (other than public statements or press releases) wherein the name, trademark or service mark of the other party or its affiliates is mentioned; and neither party shall publish or use such advertising without the other party's prior written approval. Such approval shall be granted as promptly as possible and shall not be unreasonably withheld. The parties acknowledge that the obtaining of prior written approval for each such use pursuant to this subsection may be an administrative burden. At the request of either party, the Owner and the Vendor shall establish mutually acceptable guidelines for the uses specified therein. Such guidelines shall be subject to change from time to time at the reasonable request of either party.


          26.14  Records and Communications.  Procedures for keeping and
                 --------------------------
distributing orderly and complete records of the Work and its progress are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless the Owner and the Vendor mutually agree in advance in writing to revise the procedures. Procedures for communications among the Owner and the Vendor are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless the Owner and the Vendor mutually agree in advance and in writing to revise such procedure.


          26.15  Ownership of Specifications.  The Specifications shall
                 ---------------------------
constitute the Proprietary Information of each party to the extent of each party's contribution to the Specifications. Neither party shall use those parts of the Specifications contributed by the other party or any part of the Proprietary Information of the other party for any purpose other than fulfilling or exercising their respective rights or obligations under this Agreement.


          26.16  Financing Requirements.  The Vendor acknowledges that the
                 ----------------------
attainment of financing for construction of the System may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, the Vendor agrees to promptly consider any reasonable amendment to or modification or assignment of this Contract required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the System) which do not materially modify the scope of the Vendor's Work in order to obtain such financing. In the event that any such amendment or modification materially increases the Vendor's risk or costs hereunder, the Owner and the Vendor shall negotiate in good faith to adjust pricing matters, and to equitably adjust such other provisions of this Contract, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or costs. In no event shall the Vendor be required to accept any modification or amendment pursuant to this subsection provide it has a commercially reasonable basis for such refusal.


          26.17  Owner Review, Comment and Approval.  To the extent that various
                 ----------------------------------
provisions of this Contract provide for the Owner's review, comment, inspection, evaluation, recommendation or approval, the Owner may at its option do so in conjunction and/or consultation with the Vendor. To the extent that this Contract requires the Owner to submit, furnish, provide or deliver to the Vendor any report, notice, Change Order, request or other items, the Owner may at its option and upon written notice to the Vendor designate a representative to submit, furnish, provide or deliver such items as the Owner's agent therefor.
To the extent that various provisions of this Contract provide that the Owner may order, direct or make requests with respect to performance of the Work or is provided access to the System sites or any other site, the Owner may at its option and upon written notice to the Vendor authorize a representative to act as the Owner's agent therefor. Upon receipt of such notice, the Vendor shall be entitled to rely upon such authorization until a superseding written notice from the Owner is received by the Vendor.


          26.18  Confidentiality.  (a)  All information which is identified as
                 ---------------
proprietary or confidential by the disclosing party, including without limitation all oral and written information

(including but not limited to determinations or reports by arbitrators pursuant to the terms of this Contract), disclosed to the other party is deemed to be confidential, restricted and proprietary to the disclosing party (hereinafter referred to as "Proprietary Information"). Each party agrees to use
                ----------- -----------
the Proprietary Information receive from the other party only for the purpose of this Contract. Except as specified in this Contract, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Contract or by the conveying of Proprietary Information between the parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Contract. The receiving party shall provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event shall the receiving party fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information shall be retained by the receiving party in a secure place with access limited to only such of the receiving party's employees, subcontractors or agents who need to know such information for purposes of this Contract and to such third parties as the disclosing party has consented to by prior written approval. All Proprietary Information, unless otherwise specified in writing: (i) remains the property of the disclosing party; (ii) shall be used by the receiving party only for the purpose for which it was intended; and (iii) such Proprietary Information, including all copies of such information, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon request of the disclosing party, and, in any event, upon termination of this Contract. At the request of the disclosing party, the receiving party shall furnish a certificate of an officer of the receiving party certifying that Proprietary Information not returned to disclosing party has been destroyed. For the purposes hereof, Proprietary Information does not include information which:


               (i) is published or is otherwise in the public domain through no fault of the receiving party at the time of any claimed disclosure or unauthorized use by the receiving party;


               (ii) prior to disclosure pursuant to this Contract is properly within the legitimate possession of the receiving party as evidenced by reasonable documentation to the extent applicable;


               (iii) subsequent to disclosure pursuant to this Contract is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;


               (iv) is independently developed by the receiving party or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;


               (v) is transmitted to the receiving party after the disclosing party has received written notice from the receiving party after termination or expiration of this Contract that it does not desire to receive further Proprietary Information;

               (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the party required to disclose the information provides the other party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or


                (vii) the disclosing party agrees in writing is free of such restrictions.


          (b) Because damages may be difficult to ascertain, the parties agree, without limiting any other rights and remedies specified herein, an injunction may be sought against the party who has breached or threatened to breach this subsection. Each party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other party pursuant to this Contract, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information.


          26.19  Entirety of Contract; No Oral Change.  This Contract and the
                 ------------------------------------
Exhibits and Schedules referenced herein constitute the entire contract between the parties with respect to the subject matter hereof, and supersede all proposals, oral or written, all previous negotiations, agreements [including without limitation the Memorandum of Agreement dated September 20, 1999 by and among Vendor, Cricket (as defined in that agreement) and Leap Wireless International, Inc.] and all other communications between the parties with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in this Contract.

          26.20  Relationship of the Parties.  Nothing in this Contract shall be
                 ---------------------------
deemed to constitute either party a partner, agent or legal representative of the other party, or to create any fiduciary relationship between the parties. The Vendor is and shall remain an independent contractor in the performance of this Contract, maintaining complete control of its personnel, workers, Subcontractors and operations required for performance of the Work. This Contract shall not be construed to create any relationship, contractual or otherwise, between the Owner and any Subcontractor, except to establish Owner as a third party beneficiary of the Vendor's contacts with Subcontractors as provided herein.

          26.21  Discretion.  Notwithstanding anything contained herein to the
                 ----------
contrary, to the extent that various provisions of this Contract call for an exercise of discretion in making decisions or granting approvals or consents, the parties shall be required to exercise such discretion, decision or approvals and in good faith.

          26.22  Non-Recourse.  No past, present or future limited or general
                 ------------
partner in or of the Owner, no parent or other affiliate of any company comprising the Owner, and no officer, employee, servant, executive, director, agent or authorized representative of any of them (each, an "Operative") shall
                                                             ---------
be liable by virtue of the direct or indirect ownership interest of such Operative in the Owner for payments due under this Contract or for the performance of any obligation, or breach of any representation or warranty made by the Owner hereunder. The sole recourse of the Vendor for satisfaction of the obligations of the Owner under this Contract shall be against the Owner and the Owner's assets and not against any Operative or any assets or property of any such Operative. In the event that a default occurs in connection with such obligations, no action shall be brought against any such Operative by virtue of its direct or indirect ownership interest in the Owner.

          26.23  Improvements, Inventions and Innovations.  All rights in any
                 ----------------------------------------
improvements, inventions, and innovations made solely by the Owner shall vest in the Owner, and the Owner and its affiliates shall have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations made solely by the Vendor shall vest in the Vendor, and the Vendor and its affiliates shall have the right to exploit such improvements, inventions and innovations. All rights in any improvements, inventions and innovations made by the substantial contribution of both parties ("Joint Information") shall vest jointly in both parties. Joint Information
  -----------------
does not include any underlying information owned by one of the parties prior to commencement of such joint activities or developed beyond the scope of such joint activities, including Products and Product information, technical information or inventions developed prior to the commencement of any joint activities, developed outside of the scope of such joint activities or developed solely by either party. The rights of joint ownership to such Joint Information shall be rights of full non-exclusive worldwide ownership, including rights to license and transfer. Each party may exploit its rights to the Joint Information independent of the other and may retain all economic benefits thereof, neither party shall have any obligation to account to the other for profits derived from the Joint Information and each party shall have full rights to enforce the Joint Information intellectual property rights against non-authorized users.

          26.24  Attachments and Incorporations.  All Schedules and Exhibits
                 ------------------------------
attached hereto, are hereby incorporated by reference herein and made a part of this Contract with the same force and effect as though set forth in their entirety herein.

          26.25  Conflicts.  In the event of any conflict or inconsistency among
                 ---------
the provisions of this Contract and the documents attached hereto and incorporated herein, such conflict or inconsistency shall be resolved by giving precedence to this Contract and thereafter to the Exhibits, Schedules and Specifications.

          26.26  References to Certain Sources.  Reference to standard
                 -----------------------------
specifications, manuals or codes of any technical society, organization or association or to the laws or regulations of any Governmental Entity, whether such reference is specific or by implication, by this Contract, means the latest standard specification, manual, code, laws or regulations in effect at the time of such reference, except as may be otherwise specifically agreed to by the Owner. However, no provision of any reference, standard, specification, manual or code (whether or not specifically incorporated by reference in this Contract) shall be effective to change the duties and responsibilities of the Owner or the Vendor from those set forth in this Contract; provided that nothing contained in
                                              -------- ----
this Contract shall require the Owner or the Vendor to violate then existing and enforceable Applicable Laws.

          26.27  Counterparts.  This Contract may be executed by one or more of
                 ------------
the parties to this Contract on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          26.28  Cooperation.  Vendor acknowledges that Owner may have one or
                 -----------
more third party vendors, contractors and other personnel engaged to provide work, equipment or services to Owner in connection with or related to this Contract. Vendor agrees to reasonably communicate and cooperate with such third parties at all times and, at the request of Owner, coordinate Vendor's and Vendor's Subcontractors' activities hereunder with the activities of such third parties.


          26.29  Survival.  Notwithstanding any expiration or termination of
                 --------
this Contract, the provisions of Sections 2.8, 12, 13, 14, 15, 18, 20 and 26.18 shall continue in full force and effect. Any termination hereunder shall not relieve Owner of any payment obligation accrued prior to such termination.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          THE OWNER AND THE VENDOR HAVE READ THIS CONTRACT INCLUDING ALL SCHEDULES AND EXHIBITS HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.


          IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.


                              VENDOR:


                              ERICSSON WIRELESS COMMUNICATIONS INC.,

                              a Delaware corporation



                              By:   _______________________________

                                    Name:
                                    Title:



                              OWNER:


                              CRICKET COMMUNICATIONS, INC.,
                              a Delaware corporation



                              By:   _______________________________

                                    Name:
                                    Title:

                                   Exhibit A


Ericsson to provide IS-2000 CDMA based voice and data infrastructure equipment, software and services including network design and project management services and radio, switching, and OA&M systems for PCS network deployment, operations and maintenance [*] as specified and ordered by Owner.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  Exhibit A-1

                           PROCEDURES AND MILESTONES

                         FOR SYSTEM DEVELOPMENT [***]

[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   Exhibit B

                                    PRICING

1.0  INTRODUCTION

The purpose of this Exhibit B is to set forth the pricing associated with this Contract. This Section 1.0 will set forth the outline as to what is addressed in this Exhibit.

In Section 2.0 of this Exhibit, the unit pricing of Products currently being offered under this Contract is provided. This pricing includes: [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.0  EQUIPMENT UNIT PRICES

[Thirty-One Pages of Pricing Information Deleted Pursuant to Confidential Treatment Request]

                                   Exhibit C

                         Features And Service Options

1    Scope

This document describes the features and service options of the Ericsson [*] Product as it is to be deployed for Cricket Communications 1900 MHz PCS wireless systems in various locations in the United States.

2    Features And Service Options

2.1  Available Features
This section provides the [*] features [*] for the [*] Product. In the feature abstracts below: [IS95A] refers to "TIA/EIA/IS-95A Mobile Station - Base Station Compatibility Standard for Dual-Mode Wideband Spread Spectrum Cellular System, 1995, EIA/TIA"

[IS95B] refers to "TIA/EIA/IS-95A Mobile Station - Base Station Compatibility Standard for Dual-Mode Wideband Spread Spectrum Cellular System, Revision B, October 1998, EIA/TIA"

[TIA/EIA-664] refers to "Cellular Features Description, June 1996, EIA/TIA" [ANSI 41] refers to "ANSI TIA/EIA-41 Revision D, Cellular
Radiotelecommunications Intersystem Operations, December 1997"

[IOS V2.1] refers to "CDG MSC to BS Inter-Operability Specification (IOS) Version 2.1.0, December 1998"

[IOS V4] refers to "CDG MSC to BS Inter-Operability Specification (IOS) Version 4 [*]"


[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.2

[Five Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

2.3


                                     [***]



2.4    Numbering

2.4.1 Numbering Plan Support. The [*] Product supports the numbering schemes as defined in ITU-T E.164 for ISDN and ITU-T E.212 for IMSI.

2.4.2 NPA Split Support (North America). The [*] Product supports NPA split, which is unique to world zone 1 markets. This feature allows a type of permissive dialing when an NPA area is split into two NPAs (one half is assigned to a new NPA). This feature allows subscribers a


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

grace period to reprogram their MINs to the new NPA. New NPAs and/or NXXs are being assigned to markets in two ways.

               [***]


2.4.3 Carrier handling (3 and 4 digits carrier-codes, North America). The [*] Product supports both 3- and 4-digit carrier codes.

2.5    Teleservices

2.5.1  [***]

2.5.2 Emergency call. The [*] Product allows emergency calls to be completed without validating the identity of the mobile. The emergency call function provides routing to the appropriate (nearest) public safety answering point
(PSAP) based on the originating cell, and provides delivery of the originating subscriber's Directory Number (DN) and approximate location.

2.5.3 E-911 Phase 1. The [*] Product supports emergency service E-911 as specified in J-STD-034. The purpose of this feature is:

 . to provide the mobile easy access to the Public Safety Answering Point (PSAP) by directing emergency calls to the appropriate PSAP

 . to enable the PSAP that connected the call to call back the mobile by supplying the MDN

 .  to re-establish the emergency call in case of lost radio contact

 .  to route emergency calls from mobile stations without an authorized MIN

2.5.4 E911 Phase 2 Position Location. Provides support for E911 Phase 2 position location, providing latitude/longitude and cell site location to the PSAP per FCC Docket 940192 Report and Order. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

2.5.5 Support of Loop Back calls. The [*] Product supports the BSS loop back calls which may be used for voice quality testing. Both 8k (service option 2) and 13k (service option 9) are supported. No subscription check is done on this type of call.

2.5.6 Markov Call Support. The [*] Product supports the BSS Markov calls. Both 8k (service option 0x801e) and 13k (service option 0x801F) Markov calls are supported. The Markov service option provides pseudo-random data for testing the Traffic Channel between the mobile station and the base station.

2.5.7  [***]

2.5.8 SMS Mobile Terminated (Point to Point). Mobile Terminated SMS allows Short Message Entities (SME) to send information to a handset through the Short Message Service Center (SMSC). The [*] Product delivers short messages initiated by an external short message service center (SMS-C) to mobile stations using the [***].

2.5.9 SMS Mobile Originated (Point to Point). Mobile Originated SMS allows Mobiles to send short messages through the Short Message Service Center (SMSC).

2.5.10 Asynchronous Digital FAX Service. The [*] Product provides circuit switch asynchronous digital FAX service per IS-99/IS-707. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

2.5.11 Asynchronous Digital Data Service. The [*] System Product provides support for circuit switched asynchronous data service per IS-99/IS-707. [***]

2.5.12 Service Negotiation (13K /EVRC). The [*] Product will support 13k to EVRC service negotiation for calls originated by mobile users. This feature is especially important for improving the air link capacity for voice calls. When a mobile capable of 13K and EVRC service options originates a call with the 13K Service option, the system will negotiate the service option (downward) to EVRC.

2.6     Mobility Management

2.6.1 Paging. The [*] Product broadcasts Page Request messages to all cell sites belonging to the same Paging Area.

2.6.2 Slotted Mode Paging. The [*] Product supports slotted mode paging. Slotted mode paging conserves handset power by trading off paging response times. [***]

2.6.3 Non Slotted Mode Paging. The [*] Product supports mobile stations operating in non slotted mode.

2.6.4 Periodic/Parameter/Implicit Registration. The [*] System Product supports periodic (timer based), parameter and implicit registration according to [*].

2.6.5 Power Up/Down Registration. The [*] Product supports power up/down registration as defined in [*]. Whenever a mobile subscriber switches on or off the mobile phone, a location registration is performed.

2.6.6 Automatic Roaming. The [*] Product supports automatic roaming as defined in [*]. This feature allows a service provider to give subscribers entering the system wireless services and features identical


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

to their home system. Upon first registering in the system, the subscriber's profile will be retrieved from the HLR by the MSC/VLR.

2.6.7 Call Delivery. The [*] Product provides call delivery as defined in [*]. This feature allows calls to automatically be delivered to mobile subscribers, that are roaming in other systems, by using the ANSI-41-D intersystem standard. If a subscriber does not wish to automatically receive calls while roaming, the call delivery feature may be turned off by dialing a feature code. When the call delivery feature is turned off, the mobile will still receive calls while in the home network.

2.6.8  [***]

2.7    Handoff

2.7.1  Soft handoff supported by BSS

     a) The [*] Product supports any combination of intra-BSC soft and softer handoff on a [***].

     b) The [*] Product provides the capability to select and control which pilots are placed in the active set after each Pilot Strength Measurement Message reception.

     c) The [*] Product provides the capability to select which pilots to include the Neighbor List Update Message.

2.7.2  [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.7.2a  Soft/Softer Handoff Setup/End time

       [***]

2.7.3 CDMA to CDMA Hard Hand-off. The [*] Product will support CDMA to CDMA Hard hand-off feature as described here. This feature will support the following capabilities:

     1. The system will be able to perform hard handoff for mobiles that are on [*]. The handoff will be performed assuming the service option is kept the same before and after the handoff.

     2. The hard handoffs will be supported between two 1.25Mhz CDMA frequencies that are within the same CDMA Cellular or PCS band. [***]

     3. The Voice call hard handoffs could either be between two BTS that are each connected to different BSCs which in turn interface to the same MSC, or it could also be for those BTSs and BSCs connected to two different MSCs. [***]

     4. [***]

     5. The hard handoff triggering will be performed by [***].

2.7.4  [***]

2.7.5  [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

2.8    Supplementary Services

The [*] Product provides support for the vertical user features listed below. [***]

2.8.1 Call Forwarding. The [*] Product supports call forwarding as defined in [*]. Call forwarding automatically forwards a call to another number. The types of call forwarding to be supported are listed below.

2.8.1.1 Unconditional call forwarding (CFU). The [*] Product supports unconditional call forwarding. If the mobile subscriber has activated the unconditional call forwarding feature, all terminating calls to this subscriber will be immediately forwarded by the MSC to the subscriber's forward to number.

2.8.1.2 Conditional call forwarding on MS busy (CFB). The [*] Product supports conditional call forwarding when the MS is busy. If the mobile subscriber has activated the call forwarding busy feature, all terminating calls to this subscriber will be forwarded by the MSC to the subscriber's "forward to" number, if the subscriber is busy.

2.8.1.2.1 Conditional call forwarding on no answer or not reachable (CFNA). The [*] Product supports conditional call forwarding on no answer, or if the mobile is otherwise inaccessible, due to:

     .    mobile does not respond to a paging request
     .    mobile's location is not known
     .    mobile is inactive call delivery is not active and the user is roaming
     .    "Do Not Disturb" (DND) is active


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        .  mobile is not reachable (ANSI-41 timeout)

        If the mobile subscriber has activated the CFNA feature, then all terminating calls to this subscriber will be forwarded by the MSC to the subscriber's (CFNA) forward to number, if the subscriber does not answer or no page response is received.

2.8.1.2.2 Default call forwarding (CFD). The [*] Product supports default call forwarding. Default call forwarding is generally used to forward calls to voice mail when the subscriber is engaged in a call, does not respond to paging, does not answer the call within a specified time period, or its otherwise inaccessible, due to:

        .  mobile's location is not known
        .  mobile is inactive
        .  call delivery is not active and the user is roaming
        .  DND is active

2.8.1.3 Call barring. The [*] Product supports call barring. Certain dialing restrictions can be imposed on subscribers by the operator, or they can be subscriber controlled. The types of call barring features supported are listed below

2.8.1.3.1 CB on incoming calls. This feature permits the restriction of certain types of calls that can be terminated to a Mobile Station (MS), including:

        .  all incoming calls
        .  incoming calls outside home cellular region

2.8.1.3.2 CB on all outgoing calls. This feature permits the restriction of all outgoing calls that can be originated from a MS, apart from the originating calls that must never be restricted such as emergency calls, some features codes and service calls (e.g., *0, *611, etc.).

2.8.1.4 Call hold. The [*] Product supports call hold. This feature is automatically invoked in conjunction with such features as 3-way calling and call waiting.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.8.1.5 Call Waiting (CW). The [*] Product supports call waiting as defined in [*]. This feature allows a mobile subscriber to receive a call while busy on another call. It also allows the subscriber to alternate conversations with either party while putting the other on hold. If the cellular subscriber presses the END key while a call is on hold, then all parties will be released.

2.8.1.6 Cancel Call Waiting . The [*] Product supports cancel call waiting as defined in [*] as part of the call waiting feature. This CW feature option allows a mobile subscriber to deactivate the call waiting feature on a per call basis.

2.8.1.7 Calling Number Identification Presentation (CNIP). The [*] Product supports CNIP as defined in [*]. CNIP is supported for calls from the PSTN to a mobile, from a mobile to the PSTN and mobile to mobile. [***]

2.8.1.8 Calling Number Identification Restriction (CNIR) . This feature allows the calling subscriber to restrict the transport of the Calling Party Number to the called subscriber for display. Subscribers with CNIR authorized may de-activate CNIR on a per-call basis by dialing feature code (*670) and termination number. Subscribers with CNIR NOT authorized may activate CNIR on a per-call basis by dialing feature code (*671) and termination number. No common carrier may impose charges with per-call blocking (FCC). Exceptions to CNIR apply to 911, law enforcement tracing, and 800/888 numbers.

2.8.1.9 Three way calling. The [*] Product supports three way call as defined in [*]. This feature allows an authorized subscriber who is engaged in a stable two party call to call a third party and establish a conference call between the three of them. If the subscriber is not authorized, the two party call will be stabilized again without a recorded announcement.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.8.1.10 Message Waiting Notification. The [*] Product supports the ability to illuminate a message waiting indicator on the mobile when unheard messages are available in a voice mail system. Every time a change to the message count is reported by the voice mail system, this is conveyed to the mobile either when idle or active on a traffic channel. When the count is greater than zero, a message waiting icon will be illuminated on the subscriber's mobile. This feature typically uses ANSI 41 MWN interaction between the MSC and HLR.

2.8.1.11 Voice Mail Notification via SMS. Voice Mail Notification (VMN) is supported via SMS per [*]. The Mobile Station is notified whenever a new voice mail message is received, and the number of unheard messages will be provided for display on the Mobile Station.

2.8.1.12 Do Not Disturb. The Do Not Disturb (DND) feature allows a subscriber to bar incoming voice calls, but it still allows the user to originate calls and receive mobile terminated SMS, fax and data calls. The barred voice calls are routed to voice mail or given other secondary call treatment. The user can activate and deactivate DND by using feature codes. The MSC typically obtains authorization by sending an IS-41 message to the HLR and sends the appropriate tone (confirmation or deny) to the subscriber and releases the call.

2.8.1.13  [***]

2.8.1.14  Reserved.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

[***]


2.9    [***]

2.10   System Services

2.10.1 [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

2.10.2 Terrestrial Facility Management. The [*] Product supports Terrestrial Facility Management. This is the management of terrestrial resources shared between the MSC and the BSS. [***]

2.11     Security. The [*] Product supports the following security mechanisms.

2.11.1 Authentication. The [*] Product supports authentication. The purpose of authentication is to prevent fraudulent mobiles that are produced by capturing valid Mobile Identification Number (MIN) and Electronic Serial Number (ESN) combinations from the air and programming them in another mobile (i.e. creating a clone). Authentication is a method of verifying the authenticity of a mobile station and denying service to invalid mobiles and thereby deterring fraud.

The authentication procedure can be used either as an autonomous procedure or combined with other procedures such as:

        . Registration

        . Call establishment

        . Network initiated authentication

The following authentication-related procedures are supported:

 .    Global authentication - a process in which the mobile station is required to send the result of the authentication algorithm for verification by the AC before every registration, call origination, and call termination

 .    Unique challenge authentication - a process in which the AC forces a specific MS on the traffic channel to perform authentication. The unique challenge authentication happens automatically after an SSD Update, and it can be configured to occur every [*] call or turned off completely.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

 . SSD Update - The AC can initiate updating the SSD in the MS. [***]

 . RAND management - The BTS is responsible for the RAND management which involves generating and updating the RAND. The BTS regularly updates the RAND after a configurable amount of time [*].

 . Call History Count - The MS and AC each have counters that are simultaneously incremented for each mobile originated or terminated call. The counters can be compared during authentication, and if there is a mismatch, then the MS can be suspected to be fraudulent. This is used when it is suspected that all the parameters have been cloned.

[***]


2.12  Additional Functionality

[***]

Dual Tone Multi Frequency (DTMF) Signaling over [*].  [***]

The [*] Product supports out of band over-the-air processing of DTMF tones on the reverse link. The BSC receives the TIA/EIA/IS-95-A DTMF messages, and the BSC generates the appropriate DTMF tones to be sent over the PSTN.

The [*] Product supports out of band over-the-air processing of DTMF tones on the forward link. The CMS [*] System Product sends the IS-95-A DTMF burst messages.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Over the Air Activation Service Provisioning. Over-the-air Service Provisioning (OTASP) enables automatic activation and service provisioning of wireless subscriber units by downloading and uploading system parameters to and from the wireless handsets. This service makes use of a network element called "OTAF" (Over the Air Function) which acts as an activation function mainly responsible for forwarding OTASP messages to and from the mobile handsets. [***]

Lawful Authorized Intercept (CALEA). The [*] BSS supports the requirements specified in [*]. The interception and monitoring is for both call content and call-identifying information. [***]

 Pre-Paid Phone Service. The [*] Product supports the requirements specified in [*].

2.13   Intelligent Network Service Functionality

2.13.1 Originating Trigger (WIN Phase I). The [*] Product supports originating triggers. The trigger is implemented by the standard ANSI-41-D protocol to provide enhanced services even when roaming.

2.13.2 Local number portability - [*]. The [*] Product supports the Local Number Portability (LNP) Service [*]. LNP [*] enables wireless service providers to operate in areas where wireline companies offer LNP for Wireline customers. LNP [*] lets wireline subscribers keep the same telephone number when they change from one wireline service provider to another. To determine if a particular DN has been ported, industry-wide databases containing both wireless and wireline, maintain the list of all the ported numbers and their new locations. These databases are referred to as Number Portability Databases (NPDB). In the MSC, blocks of portable DN number ranges are defined. If the dialed number is within one of these number ranges, a query is launched to the NPDB to find out if the number is ported, and, if so, to what new location is it ported. This applies to all mobile originated calls and incoming calls.

2.13.3 Voice mail retrieval while roaming. The [*] Product supports voice mail retrieval while roaming. With this feature, roaming subscribers can retrieve their voice mail by dialing a short feature code, and the feature code is sent to the subscriber's HLR for proper translation. The serving

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

MSC can then route the subscriber based on the routing information supplied by the HLR. This feature is dependent upon the system configuration and the interconnection agreements.

2.13.4 Wireless Number Portability. The Product will support wireless number portability [*].





[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  Exhibit D1

             RF ENGINEERING DESIGN SERVICES FOR NEW NETWORK DESIGN


[One Page of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

                                     [***]





3.0  RF ENGINEERING AND DESIGN RESPONSIBILITY MATRIX ("SOW")

         This RF Engineering Design Services statement of work defines the work requirements and responsibilities of Owner and Vendor with respect to performing RF Engineering Design Services.

         The RF engineering services for the design of a new network involves the three step process set forth below for the identification of the minimum number of cell sites required to achieve Owner's design objectives (the "RF Engineering Design Services"). RF engineers shall coordinate with other service disciplines--such as Site Acquisition, Spectrum Clearing and Construction Management--during the design process to ensure a smooth and successful deployment of the network.

         As used in this subsection, the following definitions and acronyms shall have the meanings indicated:

         "MapInfo(R)" shall mean a software computer program licensed by Vendor from MapInfo Corporation, One Global View, Troy, New York 12180.

         "Network Specification" shall mean a detailed operating performance specification for the Network containing all Equipment provided by Vendor.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         "RF Performance Specification" shall mean a detailed RF specification containing mutually agreed performance criteria for the Network.

                                     [***]









[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                     [***]









[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                     [***]









[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                     [***]





4.0   TIME, MATERIAL, AND EXPENSES


                                     [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

5.0      ACCEPTANCE

                                     [***]



6.0      DOCUMENTATION

                                     [***]



7.0      REPRESENTATIONS AND WARRANTIES


                                     [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                     [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  Exhibit D2

Core Network and Transmission Design Services

Introduction

This section describes the services Vendor can provide to Owner to design and implement the core network of its CDMA wireless networks. These services encompass both core network planning and interconnect.

This section includes:

     .    Responsibility Matrix

     .    Statement of Work ("SOW")

     .    Warranty Provisions

     .    Acceptance Criteria

As specified in Exhibit B, Vendor will provide Owner [*].  [***]


Responsibility Matrix

The following Responsibility Matrix itemizes and identifies the responsibilities of Vendor and Owner relevant to the design of the core wireless network.

Core network requirements are predominantly the responsibility of Owner, as described in the task delineation matrix, especially as they apply to technological standards, regulatory conditions, and backhaul. Vendor shall provide those core network requirements that are specific to its Equipment.

[***]









[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                        Table 1. Core Network Planning

----------------------------------------------------------------------------------------------------------------
                   Core Network Planning                              Owner                    Vendor

----------------------------------------------------------------------------------------------------------------
                                                                    Execution                 Execution
----------------------------------------------------------------------------------------------------------------
Owner input
----------------------------------------------------------------------------------------------------------------

[Five Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

Statement of Work

This section describes the tasks carried out by Vendor and/or Owner as part of the core network planning process.

Network Requirements

This section defines and explains the process followed to obtain accurate and reliable requirements for the design and configuration of the communications network covered in this Contract.

The steps in this section must be completed before the network design can commence. [***]

Owner Input

During the proposal phase, Vendor collects high-level data from Owner to determine a preliminary design. [***]

Network Requirements Documentation

Based on the input received from Owner, Vendor will define the exact network requirements. [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]



Owner Sign-off

The network requirements document must be signed off by Owner before Vendor can proceed with the network design. [***]

Core Network Planning

This section describes design activities specifically associated with Vendor portion of Owner's core network. [***]

This section defines and explains the various network switch engineering tasks to be performed during the deployment phase. [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

[***]


Expansion Network Switch (MSC/BSC) Design Services

Vendor may assist Owner in determining its system requirements or monitoring their existing performance. [***]

Transmission Network Design (BTS/BSC Backhaul)

----------------------------------------------------------------------------------------------
Transmission Network (BTS/BSC Interconnect)        Owner                     Vendor
----------------------------------------------------------------------------------------------
                                                    Execution                 Execution
----------------------------------------------------------------------------------------------

[***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]





Statement of Work

This section describes the tasks carried out by Vendor and/or Owner as part of the core network planning process as part of Transmission Network design process.

[***]




[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

Core Network and Transmission Design Provisions

Representations and Warranties

Vendor warrants that it is fully competent, experienced, and trained to provide all core network planning services herein in a professional and workmanlike manner, and that Vendor's core network planning services and deliverables conform to the Specifications set forth herein.

[***]


Specification Change Control Process

Other than as defined below, Vendor may not change any Specifications unless such change is approved by Owner or required due to a change in the core network. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]




[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]



System ATP Customization

Vendor provides Acceptance Test Plans and procedures according to the definitions above. The scope of these tests covers all relevant aspects for the corresponding scenario. [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit E: Deployment Services

------------------------------------------------------------------------------
SECTION 1:  PROJECT MANAGEMENT

1.1      Project Organization

         Vendor will work closely with Owner to organize a project deployment team. Specific individuals will be assigned responsibilities for the project in order to provide continuity and efficiency in planning, implementation, accountability, and reporting. A mutually agreed upon project organization will be developed and staffed with a minimum of the personnel listed below.

         [***]


1.1.1    Vendor Roles and Responsibilities

1.1.1.1 [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

1.2      Project Controls and Reporting

         The project control process will be established and maintained by the Vendor project manager through a dedicated project organization and the project plan.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.2.1    Project Plan

         The project plan is a comprehensive, detailed plan that describes the process that will be implemented in order to meet project objectives. It includes schedules, procedures, guidelines, and process flow illustrations that form the basic foundation of the project.

         The project plan will be developed by Vendor and Owner and will be delivered to Owner [*].


         [***]

1.2.2    Project Schedule

         The project schedule contains a milestone timetable for project implementation and illustrates the sequence of events, responsibilities, and the duration necessary for the Owner network to become ready for commercial launch. [***]

1.2.3    [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

1.2.4    Quality Assurance and Inspection

         The project manager or designee will have responsibility for ensuring that site audits are performed and reported in accordance with the standard Vendor quality assurance program.

[***]

1.2.5    Documentation Control

         Relevant equipment documentation shall be provided with Vendor's equipment. All documentation will be written in the English language and will be printed originals (not copies). A list of documentation deliverables and quantities is provided in Exhibit P.

         Document Control - Vendor will provide the administrative support and control of all Vendor -originated project documentation. [***]

1.3.     Logistics

         Logistics shall include the following:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

1.4 Change Order and Modifications

         All changes to contractual commitments requested by either Owner or Vendor will be tracked and implemented in accordance with the mutually agreed upon process as defined in the Contract.

1.4.1    If OWNER  requests a change

[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

1.4.2    If Vendor requests a change

[***]

1.5      Project Management

         The purpose of this document is to clarify the division of responsibility between Owner and Vendor for the areas of activity necessary for successful deployment of the system. [***]

         Responsibility Matrix

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

Section 2:  Site Development

         Site development encompasses all tasks necessary to transform a raw property into a property ready to receive and support telecommunications equipment. Tasks may include site acquisition, microwave clearing, A&E design, material procurement, construction, and construction management. These tasks are described in depth in the following sections.

2.1      Site Acquisition

         The process of site acquisition encompasses all activities and resources required for locating and leasing (purchasing) suitable property for use as a telecommunications facility. Site types may include existing facilities, raw land, existing towers, rooftops, etc.

2.1.1    Vendor Roles and Responsibilities

2.1.1.1  Candidate Site Identification

         Site identification will consist of candidate site selection, zoning data examination, site review, and site visit coordination.

         Candidate Site Selection - [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


2.1.1.2  Zoning Analysis and Permitting

         It will be determined if certain zoning approvals (zoning classification change, special use permit, conditional use permit, variance, etc.), building permits, or other permits or formal approvals are required for the candidate sites. If no approvals are required, this will be so documented. The permitting phase will consist of the following elements: zoning strategy, permit applications, and miscellaneous.

         Zoning Strategy - [***]




[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Zoning Exhibits - [***]


2.1.1.5  Other Requirements/Miscellaneous

     .    Coordinate title curative activities and commitment for title insurance
     .    Review lease exhibits, zoning drawings and construction drawings for conformity with the leased premise

2.1.2 Owner Roles and Responsibilities

     .    Pay for all permits and fees associated with zoning and permitting
     .    Provide a property lease template and legal review
     .    Provide anticipated/budgeted leasing cost scales
     .    Provide limits for property lease negotiations for contacting landowners.

2.2       Frequency Clearing

          The frequency clearing process encompasses activities related to the negotiation and subsequent movement of incumbent microwave spectrum service providers to other spectrum. This movement allows the open spectrum to be used by the wireless telecommunications service provider.


          [***]

2.2.1     Vendor Roles and Responsibilities

[***]

2.3  Microwave Network Planning and Design

          [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]


2.3.1  Transmission and Systems Engineering

         Following the microwave network planning and design phase, the transmission and systems engineering tasks are performed. The steps involved in the transmission and systems engineering phase are an iterative process resulting in a network deployment based on the network planning and design phase. The primary tasks involved in this interactive process are identified below.

         . Initial map study and reliability analysis to establish frequency bands, hardware configuration, and power parameters

         . Site assessment to ensure that the site is capable of handling the antenna and radio systems

         .    Line-of-sight visual inspection and obstacle determination
              (For low frequency, high-density frequency bands, a path survey will be conducted, including reflection point inspection.)

         . Path parameter optimization, including final antenna height determination and final hardware configuration conclusion

         . Routing and capacity planning examination to establish network hardware configuration

         .    Establishment of a bill of materials

         .    Path commissioning oversight and operating parameters optimization

2.4 Field Engineering

         The field engineering tasks are broken into two (2) major areas: those tasks that are performed by on-site engineers (located at Owner premises) and those performed by dispatched path surveyors to the field.

         [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

2.5  Frequency Planning, Interference Analysis, and Coordination

         As necessary, interference problems are measured and isolated. [***]

2.6  A&E Design

         Once a site is acquired, it must be engineered to allow for the integration of the telecommunications equipment and associated facilities. The required equipment to support this system network consists of sophisticated electronic assemblies that require suitable environmental conditions. In addition, this equipment can be large and bulky. Because of the complexity and the physical characteristics of the equipment, A&E design must ensure that the resulting environment is structurally sound, secure, aesthetically pleasing, and has good functionality for many years.

2.6.1 Vendor Roles and Responsibilities

         It will be ensured that all A&E designs are in compliance with Owner, Vendor, and industry standards.

2.6.1.1  Site Preparation Guidelines

         Site Preparation Guidelines refer to performance, functionality, and fitness for the intended purpose for which the site is to be employed. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.6.1.2  Site Information

         The necessary site-specific data required to perform the site services will be accumulated. This will include gathering ownership information, existing structure and site plans, and specific landowner and zoning requirements from the site acquisition team.

         Site surveys will be provided. Site survey services will consist of the mutually agreed upon scope and added as an Appendix if selected as a service requirement.

         A geo-technical report will be provided. Geo-technical investigations will consist of the mutually agreed upon scope and added as an Appendix if selected as a service requirement.

         In addition, sites will be visited and data recorded as necessary to understand the site-specific design requirements.

2.6.1.3  Construction Drawings

         A set of drawings will be prepared that represent the design of the site in sufficient detail to submit for building permits and to perform construction of the sites. [***] Specific methodologies required for the different site types are described below.

2.6.1.3.1  [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[Six Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

[***]


2.6.1.4  Bill of Materials

         A site-specific bill of materials will be prepared detailing materials required for the site construction. The listing will include Vendor catalog numbers and quantities of required items. This material listing may be provided in a drawing or letter format or may be provided in a spreadsheet format to facilitate the procurement process.

2.6.1.5  As-Built Drawings

         The construction drawings will conform to construction records. These drawings will be submitted in the latest version of AutoCad or agreed upon electronic media as well as hard copy format.

2.6.2    A&E Deliverables

         Vendor will provide the following deliverables: [***]

2.7 Construction and Construction Management

         Completion of construction will allow for the installation of the equipment. Site construction encompasses all activities and resources required to develop the existing site infrastructure to an adequate stage to accept and support the telecommunications equipment. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.7.1    Vendor Roles and Responsibilities

         For each site, the Vendor shall coordinate the work of the Vendor's personnel, individual suppliers, and subcontractors to ensure on-time site completion, that is within budget and meets quality standards. For each site, the following items of work are required and will be managed by Vendor.

2.7.1.1  [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[Six Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

                 Exhibit F: Installation & Integration Services

The purpose of this document is to clarify the division of responsibility between Owner and Vendor for the areas of activities necessary for successful deployment of the system. [***]

Responsibility Matrix

The following section itemizes and identifies the responsibilities of Vendor and Owner relevant to design of the wireless network.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.       INSTALLATION AND INTEGRATION

[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

                                   Exhibit G

RF Optimization Services

Introduction

RF optimization addresses performance validation of the network and support typically required for commercial launch. During this stage of system deployment, equipment and site configuration parameters including PN offset plans, neighbor lists, antenna orientations, and tilts can be adjusted in the interest of gaining maximum transmission and call-handling benefits from the network and its physical infrastructure. During optimization of the network, performance data including Frame Error Rate (FER), call origination statistics, and drop call statistics are collected to measure the performance of the network.

Owner intends to launch markets according to aggressive schedules. Meeting targeted on-air dates is critical to Owner's success. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                       Table 1. RF Optimization Services
                          Responsibility Matrix (SOW)
       (Owner and Vendor will mutually agree on responsibility matrix.)

-----------------------------------------------------------------------------------------------------------------
                                                                                Owner               Vendor
-----------------------------------------------------------------------------------------------------------------
   No.                           RF Optimization                         Activity     Cost     Activity   Cost
-----------------------------------------------------------------------------------------------------------------
                                                                           Resp.      Resp.     Resp.     Resp.
-----------------------------------------------------------------------------------------------------------------
1.0        RF Design Audit and Information Transfer

------------------------------------------------------------------------------------                     --------

[Eighteen Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]

                                   Exhibit H

Network Management

Ericsson's Network Management services are aimed at the maintenance, performance improvement, and management of customer networks. Ericsson is pleased to offer the following




 [Thirty-Four Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                   Exhibit I

Performance Monitoring and Analysis Capabilities

The CMS11 Product family follows the Telecommunications Management Network (TMN) model.

The following diagram illustrates Ericsson's OMC solution following International Telecommunications Union (ITU) Telecommunications Management Network (TMN) standards.

  [Fifty-One Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                Exhibit J: OA&M

General

This document describes the product Radio Access Network Operation Support, RANOS. RANOS is a set of software packages specially designed for handling the day-to-day operation and maintenance tasks of an Ericsson CDMA2000 Radio Access Network (CDMA2000 RAN). RANOS provides support for the execution of management tasks on a CDMA2000 RAN and provides interfaces for flexible transfer of information from Network Elements to the Network Management layer.

The complete Operation and Maintenance system is built on three cornerstones:

          .    Element Management in the traffic nodes (RBS and RNC)

          .    RANOS

          .    Tools for Radio Access Management (TRAM)

RANOS is an optional product within the Ericsson CDMA2000 RAN offer.

 [Twenty-Six Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                   Exhibit K

Spares Requirement

[***]

Vendor's recommended spare parts packages are based on a mean time between failure (MTBF) rate. From the MTBF, a steady state failure rate is calculated. Vendor then takes the lead time necessary to get a component for that Equipment from the factory and determines spares levels required for that duration of time. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   Exhibit L

Order Process

1.  Forecasts

Owner shall provide forecasts to Vendor of Owner's projections for Products and Service upon Vendor's request, but no more frequently than every 3 months (regardless of whether any Purchase Order is issued). The written forecasts ("Forecasts") shall specify (i) Owner's estimates of the quantity of each category of Products and Services that it intends to order during the six (6) months following the date of such Forecast, and (ii) the configuration of each category of Products and Services that it is ordering during the six (6) months following the date of such Forecast. If Owner does not specify a configuration for the Products, the configuration shall be deemed to be the standard configuration for such Products. Forecasts are provided for planning purposes only. These forecasts do not obligate Owner for any purchases.

2.  Purchase Orders

Purchase Orders shall specify the quantity of each type or model of Products, Services or other items of Work to be purchased and the date or dates on which such Products, Services or other items of Work are required to be delivered to Owner, as well as any other information reasonably necessary for Vendor to fulfill the order. Each Purchase Order shall be submitted to the Vendor at 6455 Lusk Boulevard, San Diego, CA 92121, or other designated location of Vendor in the continental United States designated to Owner in writing by Vendor.

    [Three Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                   Exhibit M

                System Description and Equipment Specifications

1  Scope

This document is an introduction to the Ericsson [*] Product as it is to be deployed for Cricket Communications 1900 MHz PCS wireless systems in various locations in the United States.

2  Network Architecture

[***] The system product consists of the following nodes:

 .  BSC
 .  RBS
 .  AXE MSC
[***]

Each of these system nodes is described in detail elsewhere within the Exhibits of this contract. [***]

Also shown are a number of mobile stations, denoted by MS, to show the architectural relationship between mobile stations and the System product. [***]

Figure 2-1 shows the key communications and signaling interfaces between system nodes [*] as well as network management logical interfaces (M). The BSC-BSC interface is provided to support handoff between calls

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

supported by more than a single BSC.



    [Eight Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                  Exhibit N:

                    Outage Event Definition and Resolution

The Owner shall indicate a fault or a problem related to the system through a designated support center where a customer service request (CSR) will be opened. The Vendor will respond with an Answer with appropriate information about the reported problem. Corrective actions, if appropriate, are delivered as system updates.

Vendor will provide an 800 hot-line telephone service for direct telephone support to Owner. This service will be available twenty-four (24) hours a day, seven (7) days a week.

The Owner and the Vendor will together agree to one of the following four priority levels, using the descriptions below.

The following table defines the outage events and resolution objectives:

[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

                              Exhibit O: Training

This exhibit provides a general overview of [*]. [***]


CDMA System Training

Vendor currently offers the following training programs, each designed to provide the student with a usable package of knowledge and skills:

          . CDMA Technology Program. Teaches students the concepts of CDMA technology. Course numbers in this program use an ECT prefix.

          . CDMA System Program. Trains personnel on Vendor CDMA system operation and maintenance. Course numbers in this program use an EWP prefix.

Logistics

All technology and product training is held at Vendor's [*] facility. Some lecture-only classes, such as those prefixed with ECT, can be conducted at Owner sites and are addressed on a case-by-case basis. Vendor offers customized class dates to meet Owner requirements. Start dates are addressed on a case-by-case basis.

All presentations and training documentation are developed in English. [***]

Entry-Level Skills Required for Students

Vendor training courses are designed for individuals knowledgeable in basic telecommunications and wireless communications system concepts including radio transmission, digital signal formats, basic telephony, and switching concepts. To attend CDMA system classes (EWP-series), students should be computer literate and have familiarity with using a Graphical User Interface (GUI) computer environment. All personnel attending training must be fluent in English.

Technicians attending training courses should have a technical degree or technical experience servicing wireless communications equipment. They should have operational knowledge of standard test equipment, such as:

          .  Oscilloscope

          .  Power Meter


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          .  Spectrum analyzers

          .  Protocol analyzers

Technicians should also have basic knowledge of the following subjects:

          .  Electronics

          .  Cellular technology

          .  RF transmitting/receiving principles

          .  Digital/analog signal processing

          .  T1/E1 transmission basics

          .  Multiplexer equipment

          .  UNIX commands (structure and usage)


Curriculum

The following sections identify the course curriculum overview and curriculum requirements for each course offered for customer training. Table lists course name, course number, duration, and prerequisites.

                           Table 1. Course Listings

     --------------------------------------------------------------------
         Course Name      Course #      Duration       Prerequisites
     --------------------------------------------------------------------


[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


Table 2 provides recommended course information based on audience requirements.

Table 2. Recommended Audiences

[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


Course Descriptions

The following subsections provide detailed course descriptions including title, course number, audience, course description, objectives, and media used in each course. Course schedules, content, and duration are subject to change.

  [Seventeen Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   Exhibit P

Documentation

Introduction

This section defines customer documentation to be delivered to Owner by Vendor under the terms of this Contract. Vendor is committed to providing customers with a complete and accurate documentation suite at time of commercial software delivery for each product release, which allows the customer to prepare sites, install, commission, operate, administer, and maintain its systems. As a standard, Vendor provides to Owner copies of the following documentations in quantities as reasonably required on CD-ROM as part of the product deliverable in English.

BSS documentation for new site installations

O&A document kit ships with [*]

CMS11 BSC product document kit ships with [*]

RB11 XX document kit ships for every [*]

BSS documentation for sites upgrading existing systems

Upgrade document kit and 1 O&A document kit per [*]

CMS11 BSC product document kit ships per [*]

RBS11 XX document kit ships for every [*]


Documentation Distribution

Customer documentation will be provided in Compact Disk-Read Only Memory (CD-
ROM) format. Cell equipment documentation will be supplied on a CD-ROM containing all documentation for a specific Vendor product release. Documentation contained in the Vendor compact disk provides access to each manual in a searchable .pdf, allowing search and retrieval of information within a document. Documents may be printed directly from the CD-ROM or downloaded.

All Vendor documentation is copyrighted and may not be copied for internal or external customer use.

Customer Documentation Suite

Documentation that is provided to Owner in CD-ROM format will have the documents listed below, at the document level. If requested by Owner, paper format documentation will be provided in documentation kits as: Operation and Administration Kit, RBS11 XX Product Kit, CMS11 BSC Product Kit, and X.X Upgrade Kit.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CMS11 O&A Documentation

--------------------------------------------------------------------------------
Glossary and Acronyms                              Reference guide
--------------------------------------------------------------------------------
Advanced Operating Procedures User Guide           User guide
--------------------------------------------------------------------------------
Log Management Reference Manual                    Reference guide
--------------------------------------------------------------------------------
BSM Administrative Procedures User Guide           User guide
--------------------------------------------------------------------------------
BSM Scripting Language Reference Manual            Reference guide
--------------------------------------------------------------------------------
Command Line Interface Reference Manual            Reference guide
--------------------------------------------------------------------------------
Configuration Management Reference Manual          Reference guide
--------------------------------------------------------------------------------
Fault Management Reference Manual                  Reference guide
--------------------------------------------------------------------------------
Fault Tables Reference Manual                      Reference guide
--------------------------------------------------------------------------------
Getting Started User Guide                         User guide
--------------------------------------------------------------------------------
Network Parameter Settings Guidelines Reference    Reference guide
Manual
--------------------------------------------------------------------------------
Operation and Administration Fundamentals User     User guide
Guide
--------------------------------------------------------------------------------
Performance Management Reference Manual            Reference guide
--------------------------------------------------------------------------------
Routine Operating Procedures User Guide            User guide
--------------------------------------------------------------------------------
System Overview                                    Reference guide
--------------------------------------------------------------------------------

Note: This document list represents the CMS11 O&A Documentation Kit for product Release [*]. Documentation Kit contents may change between now and delivery of commercial software as required to accurately document commercial product shipped to Owner. Documentation delivered at commercial release will reflect actual Documentation Kit required for CMS11 O&A.

CMS11 Upgrade Documentation

--------------------------------------------------------------------------------
System Upgrade Procedures                          Procedure
--------------------------------------------------------------------------------
System Upgrade Checklist                           Checklist
--------------------------------------------------------------------------------

Note: This document list represents the CMS 11 BSC Upgrade Kit for product Release [*]. Documentation Kit contents may change between now and delivery of commercial software as required to accurately document commercial product shipped to Owner. Documentation delivered at commercial release will reflect actual Documentation Kit required for CMS11 BSC Upgrade Kit.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CMS 11 BSC Product Documentation

--------------------------------------------------------------------------------
Site Preparation Guidelines                 Procedure
--------------------------------------------------------------------------------
Site Preparation Guidelines Checklist       Checklist
--------------------------------------------------------------------------------
Site Survey                                 Procedure
--------------------------------------------------------------------------------
Site Acceptance History                     Checklist
--------------------------------------------------------------------------------
Site Log Book                               Reference
--------------------------------------------------------------------------------
Installation Manual                         Procedure
--------------------------------------------------------------------------------
Installation Checklist                      Checklist
--------------------------------------------------------------------------------
Commissioning Manual                        Procedure
--------------------------------------------------------------------------------
Commissioning Checklist                     Checklist
--------------------------------------------------------------------------------
Maintenance Manual                          Procedure
--------------------------------------------------------------------------------


Note: This document list represents the CMS11 BSC Product Kit for product Release [*]. Documentation Kit contents may change between now and delivery of commercial software as required to accurately document commercial product shipped to Owner. Documentation delivered at commercial release will reflect actual Documentation Kit required for CMS11 BSC Product Kit.

RBS 11XX Product Documentation

--------------------------------------------------------------------------------
Field Guide                                 Procedure/Reference
--------------------------------------------------------------------------------
Pocket Guide                                Reference
--------------------------------------------------------------------------------
Advanced User Guide                         User Guide
--------------------------------------------------------------------------------

Note: This document list represents the RBS 11XX Product Kit for product Release [*]. Documentation Kit contents may change between now and delivery of commercial software as required to accurately document commercial product shipped to Owner. Documentation delivered at commercial release will reflect actual Documentation Kit required for RBS Product Kit.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Documentation Details

Vendor's documentation architecture is organized into three families of documents:

1. Operation and Administration documentation. Contains information required to operate and administer the system once it is operational. Contains reference manuals that provide general overviews of the system and how it works, as well as procedural user manuals that detail how different aspects of the system should be performed.

2. Upgrade documentation. Provides procedural information on upgrading a system from one product release to the next.

3. Product documentation. Contains information required to select a product site, prepare the site to accept the product, install the product at the site, commission the equipment to prepare for service in the system, and maintain the product once operational.

Operation and Administration Details

Below is a description of the operation and administration documents typically provided by Vendor in support of its CMS11 BSC, RBS11 XX, and CMS11 system. These descriptions provide the purpose and content corresponding to the [*] Product Release. Document content may change between now and delivery of the commercial software. Documentation delivered at commercial release will reflect actual documentation content required for the CMS11 System.

BSC Glossary and Acronyms

Description: Provides a glossary and list of acronyms used in the Operational and Administration documentation set, and serves as a reference for users that have questions about terms found in the documentation.

Advanced Operating Procedures Users Guide

Description: Provides information on the step-by-step procedures used by BSM staff to perform advanced tasks. Tasks covered in this guide include responding to alarms, assessing system status, maintaining the BSM, reconfiguration, and optimizing call processing.

Log Management Reference Manual

Description: Provides information on creating custom log templates, reading log formats, and starting logs within the BSM environment.

BSM Administrative Procedures User Guide

Description: Provides information on the detailed procedures of the staff member responsible for overall management of the BSM. The tasks covered include setting up the operator center, managing system security, system backup and restore, coordinating upgrades and additions, and maintaining procedures.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

BSM Scripting Language Reference Manual

Description: Provides information on advanced system tools capabilities available to administrators and network engineers through use of the Base Station Manager's scripting language capability.

Command Line Interface Reference Manual

Description: Provides information on advanced system tools capabilities available to administrators and network engineers through use of the Base Station Manager command line interface capability.

Configuration Management Reference Manual

Description: Provides information on how to set initial attributes or modify existing attributes of the CMS11 BSC and RBS 1106 equipment using [*] through the BSM.

Fault Management Reference Manual

Description: Provides information on the concepts behind fault management, and advanced topics such as remapping alarms and alarm paging through the BSM.

Fault Tables Reference Manual

Description: Provides a list of CMS11 system faults.

Getting Started Users Guide

Description: Provides a basic overview of the BSM environment and common procedures used at the BSM to perform more complex tasks described elsewhere in the O&A documentation. Includes basic procedures for using each operator interface: the [*].

Network Parameter Setting Guidelines Reference Manual

Description: Provides information on the configurable parameters used in the system. The emphasis is on parameters that affect system performance. Information includes definition, type, subsystem, range, recommended settings, and setting tradeoffs for parameters.

Operation and Administration Fundamentals User Guide

Description: Provides information regarding tools used by BSM staff to operate the system. The focus of this guide is how to operate each tool available in the operator interfaces.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Performance Management Reference Manual

Description: Provides information outlining resources and guidelines for using the BSM to manage system performance. Includes conceptual and detailed descriptions of data collection, logging, analysis, and management tasks related to system performance.

Routine Operating Procedures User Guide

Description: Provides information on step-by-step procedures used by BSM staff to perform routine tasks. Tasks covered by this guide include responding to alarms, assessing system status, maintaining the BSM, reconfiguration, and optimizing call processing.

System Overview

Description: Provides an introduction to the BSM's role in the CDMA cellular land network. Includes descriptions of physical components and functional structure of the BSM, concept of operations, and structure of the O&A documentation set.

Upgrade Documentation Details

Below is a description of the upgrade documents provided by Vendor in support of the CMS11 BSC, RBS [*], and CMS11 System. These descriptions cover the anticipated purpose and content corresponding to the [*] Product Release. Document content may change between now and delivery of commercial software. Documentation delivered at commercial release will reflect actual documentation content required for the CMS11 System.

System Upgrade Procedures

Description: Contains detailed procedural descriptions of the steps necessary to upgrade a system running a previous product software release to the latest version of software. Includes information on planning, performing, and testing at various steps to assure that a stable operational environment is achieved after the upgrade.

System Upgrade Checklist

Description: Provides upgrade staff with a detailed checklist to assure that critical processes have been performed, record key system parameters, and provide a final sign-off mechanism for a system upgrade.

CMS 11 BSC Product Documentation Details

Below is a description of the documents provided by Vendor in support of the CMS11 BSC. These descriptions cover the anticipated purpose and content corresponding to the [*] Product Release. Document content may change between now and delivery of commercial software. Documentation delivered at commercial release will reflect actual documentation content required for the CMS11 BSC.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Site Preparation Guidelines

Description: Provides information on construction and modification of facilities to prepare them to accept the installation of CMS11 BSC equipment. Describes facilities requirements that must be in place prior to the installation stage of equipment deployment.

Site Preparation Guidelines Checklist

Description: Provides a detailed checklist to assure that critical processes have been performed, record key site information, and provide a final sign-off mechanism for site preparation.

Site Survey

Description: Tool to aid Vendor engineers and customer representatives in documenting site characteristics for the prospective installation of CMS11 BSC equipment. Includes site access and survey details, internal site requirements, GPS antenna details, equipment rack installation details, and network management center installation details.

Site Acceptance History

Description: Three-ring binder provided to Vendor field engineers and Owner representatives as a location to collect and store information gathered during preparation and installation of CMS11 BSC equipment at a site.

Site Log Book

Description: Resides at the CMS11 BSC site and is used to record information about CMS11 BSC configuration, CCA details, maintenance performed, and other information that is needed for historical understanding of the CMS11 BSC installed at a site.

Installation Manual

Description: Provides a sufficient level of technical reference data to allow a knowledgeable technician to install CMS11 BSC equipment. Details include GPS antenna installation; rack installation; power, grounding and cabling; and hardware installation. Provides instruction for preparing the equipment for loading of standard software for system commissioning.

Installation Checklist

Description: Provides a detailed checklist to assure that critical processes have been performed, record key information, and provide a final sign-off mechanism for CMS11 BSC installation.

Commissioning Manual

Description: Provides sufficient level of technical reference data to allow a knowledgeable field engineer to commission CMS11 BSC equipment. Details include CDSU configuration, backhaul troubleshooting and testing, jumpstart and ethernet procedures, BSM procedures, and software download procedures. Provides instruction for preparing the equipment for loading of commercial software.

Commissioning Checklist

Description: Provides a detailed checklist to assure that critical processes have been performed, record key information, and provide a final sign-off mechanism for a CMS 11 BSC commissioning.

Maintenance Manual

Description: Provides a technical reference for maintenance, repair, troubleshooting, configuration, and operational testing of the CMS11 BSC after the system is operational. Provides a sufficient level of technical reference data to allow a knowledgeable technician to isolate and repair the majority of equipment faults of an unanticipated nature. In addition, the manual provides information on periodic maintenance procedures and field replacement of faulty components.

RBS 1106 BSC Product Documentation Details

Below is a description of the documents provided by Vendor in support of the RBS [*]. These descriptions cover the anticipated purpose and content corresponding to the [*] Product Release. Document content may change between now and delivery of the commercial software. Documentation delivered at commercial release will reflect actual documentation content required for the RBS [*].

Field Guide

Description: Provides all information necessary to identify and prepare a site, install, commission, and maintain Vendor's RBS [*] product. This compact document provides the information a field engineer or cell technician will require for basic field needs on this product.

Pocket Guide

Description: Pocket guide containing summary information from the field guide to aid field personnel familiar with the RBS [*] product as a reference source.

Advanced Users Guide

Description: Provides advanced users with a reference document to conduct advanced troubleshooting and configuration of the RBS [*] product in the field.

MSC Documentation

[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.